UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-03904_

Value Line Tax Exempt Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square,21st Floor, New York, N.Y. 10036-6524

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2018

Date of reporting period: June 30, 2018

Item I. Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/18 is included with this Form.

Semi-Annual Report
June 30, 2018

Value Line Core Bond Fund
(VAGIX)
The Value Line Tax Exempt Fund, Inc.
(VLHYX)

This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds
(obtainable from the Distributor).
#00207298

President’s Letter (unaudited)

Dear Fellow Shareholders:
We are pleased to present you with this semi-annual report for Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the six months ended June 30, 2018.
During the semi-annual period, the taxable and tax-exempt fixed income markets generated modestly negative absolute returns, pressured by a variety of economic and market factors discussed below. On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the semi-annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a Schedule of Investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2018, especially given the newsworthy events of the semi-annual period. With meaningful trends and some surprising shifts during the first half of 2018 in several drivers of the capital markets, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.
Economic Review
Overall, the semi-annual period was one of improving U.S. economic growth and modestly increasing inflation.
For the first quarter of 2018, U.S. Gross Domestic Product (GDP) growth registered 2.0%. Retail sales were particularly weak in the first two months of the calendar year, a key factor in keeping growth rates slower than the 2.9% GDP growth rate of the fourth quarter of 2017. However, retail sales then picked up considerably in March, April and May 2018, leading economists to forecast second quarter GDP growth to be considerably stronger, possibly reaching an annualized growth rate of 3.8% or more. The U.S. labor market remained healthy throughout the semi-annual period, as job gains averaged 214,000 per month, higher than the 188,000 monthly average for the year 2017. Unemployment fell from 4.1% at the beginning of the calendar year to 4.0% in June 2018, the lowest level in more than 18 years. In the month of May 2018, U.S. unemployment actually achieved its lowest reading of the semi-annual period at 3.8%. Manufacturing also remained strong, with the most important measure, the ISM Manufacturing Survey, reaching its highest level in more than nine months. Because of this economic strength, inflation, which had been tame for so long, finally started to pick up, albeit modestly. Although average hourly earnings among U.S. workers did not increase, the broadest measure of inflation, which the Federal Reserve (the Fed) closely follows, i.e. the core Personal Consumption Expenditure price index, which excludes food and energy, rose from 1.5% in January 2018 to 2.0% on a year over year basis as of May 2018 (latest data available).
The modest uptick in inflation supported the Fed’s tightening monetary policy. During the semi-annual period, the Fed increased its targeted federal funds rate twice—in March and June 2018—bringing it to a range of 1.75% to 2.00%. The Fed also signaled to investors that it would increase interest rates once or possibly twice more before the calendar year ends. While U.S. inflation had only increased modestly, Fed policymakers stated concerns about the low unemployment rate, which they believe may eventually push wages higher, driving the overall inflation rate even higher. The hikes in the federal funds rate mostly affected short-term fixed income securities, whose yields rose significantly during the semi-annual period. For example, the two-year U.S. Treasury note started the semi-annual period with a yield of 1.88% and ended June with a yield of 2.53%, an increase of 65 basis points. (A basis point is 1/100th of a percentage point.) Long-term fixed income securities fared somewhat better. The bellwether 10-year U.S. Treasury note began the semi-annual period with a yield of 2.40% and ended June with a yield of 2.86%, up 46 basis points.
Despite the Fed’s tightening of monetary policy, which has the potential to slow economic growth through reduced credit activity, many economists were optimistic at the end of the semi-annual period about economic growth prospects for the months ahead, largely due to fiscal policy. The U.S. tax reform package passed by Congress and signed into law in December 2017 could well drive better corporate earnings through lower corporate tax rates and improved consumer spending. However, working against this positive scenario is the current U.S. Administration’s imposition of tariffs on Western Europe, Canada, Mexico and, perhaps most significantly, China. Historically, tariffs have slowed economic growth and added to inflationary pressures. If these recent decisions regarding tariffs—and any potentially resulting trade wars—follow historical precedent, they could have an important effect on both U.S. and global economic growth going forward.
On the commodities front, markets overall rose on fundamental strength but with geopolitical hindrance and uncertainty surrounding actual and potential tariffs imposed by the U.S. Administration and escalating trade tensions dominating the direction of various commodity prices. Oil prices rose strongly, with West Texas Intermediate crude oil prices appreciating approximately 23% during the semi-annual period on a positive supply/demand scenario. Gold prices declined on rising U.S. Treasury yields and a stronger U.S. dollar.
Fixed Income Market Review
Indicators of economic strength negatively affected both the taxable and tax-exempt fixed income markets. The broad U.S. investment grade fixed income market, as measured by the Bloomberg Barclays US Aggregate Bond Index1, posted a return of -1.62% during the semi-annual period. Less accommodative central bank policy both domestically and globally put pressure on shorter-term interest rates, with only a modest increase in longer-term rates given still-low inflation. This caused a flattening of the yield curve. (A flattening yield curve is one in which the differential in yields of securities with various maturities narrows.) While rates rose across the yield curve, or spectrum of maturities, interest rates on maturities of three years and less rose most.

President’s Letter (unaudited) (continued)

More specifically, the yield on the three-month U.S. Treasury bill rose approximately 54 basis points, the yield on the two-year U.S. Treasury note increased approximately 65 basis points, and the yield on the five-year U.S. Treasury note rose approximately 53 basis points. The yield on the bellwether 10-year U.S. Treasury note increased approximately 46 basis points, and the yield on the 30-year U.S. Treasury bond rose approximately 24 basis points during the semi-annual period.
Broadly speaking, it was a “risk off” environment within the taxable fixed income market, wherein investors’ aversion to risk heightened dramatically from that seen during 2017. While most sectors posted negative absolute returns, U.S. Treasuries and securitized bonds significantly outperformed the higher risk corporate bond sector. Similarly, within the investment grade corporate bond sector, higher rated bonds outperformed lower rated bonds. BBB-rated bonds, for instance, the lowest-rated investment grade bonds, trailed AA-rated bonds by almost 200 basis points. However, an exception to the trend favoring higher quality was the high yield corporate bond sector, which significantly outperformed investment grade debt during the semi-annual period. Within the high yield corporate bond sector, CCC-rated bonds posted the strongest returns of any fixed income sector, generating a positive return of more than 3%. Such comparatively robust performance, however, was driven primarily by a much-reduced supply of CCC-rated bonds rather than by any aberration in investor sentiment during the semi-annual period.
The tax-exempt fixed income market, as measured by the Bloomberg Barclays Municipal Bond Index2, similarly posted negative absolute returns but outpaced the broad taxable fixed income market during the semi-annual period with a return of  -0.25%. The strong U.S. employment picture reduced governmental funding for unemployment benefits. Additionally, as greater numbers re-entered the workforce, states and municipalities saw enhanced inflows, as higher income and other taxes were paid. Demand for tax-exempt bonds remained high, and new issuance was met with strong investor interest. Volatility overall was relatively low, with tax-exempt bonds trading in a rather tight range. While not as pronounced as in the taxable fixed income market, the municipal bond yield curve flattened, as shorter-term interest rates rose tied to heightened Fed and other global central bank activity, and longer-term interest rates rose less due to still-low inflation. However, unlike the taxable fixed income market, investors in the tax-exempt fixed income market favored risk assets. Consequently, within the municipal bond market, higher rated bonds tended to lag lower rated bonds. The best performing investment grade municipal bonds were those rated BBB, outperforming AA-rated municipal bonds by 70 basis points. This risk-on bias extended to the tax-exempt sectors, with some mid-grade housing and hospital bonds offering positive total returns for the semi-annual period. Similarly, states with the weakest bond ratings, such as Illinois and New Jersey, had the strongest returns amongst the states, outperforming the Bloomberg Barclays Municipal Bond Index by approximately 250 basis points.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 65 years—based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling toll-free 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.

The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

The Bloomberg Barclays Municipal Bond Index is a total-return performance benchmark for the long-term investment grade tax-exempt bond market. The returns for the index do not reflect charges, expense or taxes. It is not possible to directly invest in this index.

VALUE LINE CORE BOND FUND

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.
The Fund invests primarily in a diversified portfolio of primarily investment grade, fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed income securities. Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities. The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity.
Manager Discussion of Fund Performance
Below, Value Line Core Bond Fund’s portfolio managers Liane Rosenberg and Jeffrey D. Geffen discuss the Fund’s performance and positioning for the six months ended June 30, 2018.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of  -2.19% during the six months ended June 30, 2018. This compares to the -1.62% return of the Fund’s benchmark, the Bloomberg Barclays US Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same semi-annual period.
What key factors were responsible for the Fund’s performance relative to its benchmark during the six-month reporting period?
The Fund underperformed its benchmark due primarily to sector allocation decisions overall.
Which fixed income market sectors most significantly affected Fund performance?
An overweighted allocation relative to the Bloomberg Barclays Index in corporate bonds and a corresponding underweighted allocation to U.S. Treasuries detracted from the Fund’s relative results most. During calendar year 2017, corporate bonds had performed well, adding significant value to the Fund’s relative performance. We anticipated that technicals, or supply/demand factors, would continue to support corporate bonds into 2018. However, instead of the reduced supply scenario expected, a number of companies issued bonds as they rushed to get ahead of the Federal Reserve’s (the Fed) interest rate hikes. Also, oil was widely expected to remain in the $50 per barrel range. However, by March 2018, oil prices were in the mid-$60 per barrel range, stoking inflation expectations and feeding a perception the Fed may become more aggressive in raising short-term interest rates this year. Further, investors balked at taking on more credit risk amidst the broad equity market sell-off that began in early February 2018. All told then, during the semi-annual period, investment grade corporate bonds posted negative absolute returns that underperformed those of U.S. Treasuries, even as fundamentals within the sector, including low default rates and strong balance sheets, remained healthy. Within the investment grade corporate bond sector, our issue selection among long-dated corporate bonds also detracted. Several industrials bonds with 30-year maturities, including those of Amgen and Abbvie, were particular disappointments.
Conversely, the Fund’s exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index, proved beneficial, as this sector posted modestly positive returns that significantly outpaced the Bloomberg Barclays Index. The Fund’s underweight to international sovereign debt added value as well, given that this was one of the worst performing sectors in the fixed income market during the semi-annual period. Also, notably, holdings in several short-dated corporate bonds, i.e. with maturities of less than two years, including those issued by Blackrock and Exelon, posted positive returns during the semi-annual period, buoying the Fund’s relative results.
What was the Fund’s duration strategy?
Duration positioning in the Fund contributed positively, albeit modestly, to its performance relative to the Bloomberg Barclays Index during the semi-annual period. We kept the Fund’s duration moderately shorter than that of the Bloomberg Barclays Index, which proved beneficial as interest rates rose during the semi-annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
How did yield curve positioning decisions affect the Fund’s performance?
Yield curve positioning did not deviate significantly from that of the Bloomberg Barclays Index during the semi-annual period and thus had a rather neutral effect on the Fund’s performance. Yield curve indicates the spectrum of maturities within a particular sector.

VALUE LINE CORE BOND FUND

How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the semi-annual period.
Were there any notable changes in the Fund’s weightings during the semi-annual period?
We made several changes to the Fund’s weightings during the semi-annual period given the shift in market conditions from the “risk on” environment that dominated at the start of 2018 to the “risk off” environment that arose, a sentiment we believe investors may well maintain for the near term. We significantly reduced both the Fund’s overweight to investment grade corporate bonds and its exposure to high yield corporate bonds. We correspondingly increased the Fund’s allocations to U.S. Treasuries and highly-rated securitized debt. While the Fund’s duration overall did not shift dramatically, we did make some adjustments within sectors. As example, we reduced the Fund’s exposure to long-dated corporate bonds, thereby shortening the overall duration within the Fund’s corporate bond allocation. We added longer-dated U.S. Treasuries to the Fund’s portfolio, extending duration in this reduced-risk sector.
Also, the significant increase in oil prices during the semi-annual period and our view that the spike in oil prices had likely run its course for the intermediate term prompted our sale of several long-dated energy-related corporate bonds, including those issued by Enterprise Products and Concho Resources.
How was the Fund positioned relative to its benchmark index at the end of June 2018?
At the end of June 2018, the Fund remained overweight relative to the Bloomberg Barclays Index in spread, or non-government bond, sectors but substantially less so than it was at the start of the semi-annual period. For example, the Fund had approximately 48% of its total net assets invested in corporate bonds at the start of January 2018 compared to approximately 35% of its total net assets at the end of June 2018. Conversely, U.S. Treasuries, while remaining underweight the Bloomberg Barclays Index, shifted from approximately 14% of the Fund’s total net assets at the start of the semi-annual period to approximately 22% at the end of June 2018.
What is your tactical view and strategy for the months ahead?
At the end of June 2018, we believed central bank influence, including that of the Fed, would continue to be significant, with most central banks around the globe moving to a less accommodative monetary policy stance. There were also several factors of potential concern within the fixed income market at the end of the semi-annual period, including a possible yield curve inversion, wherein shorter-term rates would move higher than longer-term rates. We also were carefully watching the possible effect on the U.S. and global economies should the trade wars accelerate. Based on our assessments of global risk, we intend to maintain or possibly even increase the Fund’s weighting in U.S. Treasuries in the months ahead. At the same time, we intend to maintain the Fund’s modest overweight to corporate bonds, enabling the Fund to benefit from occasional risk-on opportunities that may arise.
Clearly, any change in Fed policy or that of other central bankers could have a profound effect, since their policies are what has been driving the fixed income market. Further, if there is a material change in the economic growth or inflation scenario or any shift in the supply/demand scenario within the spread sectors, we would, of course, reevaluate our strategy for the Fund.
As we continue to seek to maximize current income, we maintain a long-term investment perspective.

Value Line Core Bond Fund
Portfolio Highlights at June 30, 2018 (unaudited)

Ten Largest Holdings
Issue	Principal Amounts	Value	Percentage of Net Assets
U.S. Treasury Bonds, 3.00%, 2/15/48	$3,314,000	$3,325,133	5.80%
U.S. Treasury Notes, 1.38%, 3/31/20	1,175,000	1,152,142	2.01%
U.S. Treasury Notes, 1.75%, 2/28/22	1,165,000	1,127,274	1.97%
U.S. Treasury Notes, 2.75%, 2/15/28	900,000	892,301	1.56%
U.S. Treasury Notes, 2.25%, 11/15/24	880,000	851,469	1.49%
U.S. Treasury Notes, 2.13%, 6/30/21	830,000	818,004	1.43%
U.S. Treasury Notes, 1.38%, 6/30/23	740,000	693,085	1.21%
FHLMC, 6.25%, 7/15/32	500,000	669,183	1.17%
U.S. Treasury Notes, 1.75%, 9/30/19	650,000	644,516	1.13%
U.S. Treasury Bonds, 4.38%, 2/15/38	450,000	548,455	0.96%
Total			18.73%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Core Bond Fund
Portfolio Highlights at June 30, 2018 (unaudited) (continued)

Coupon Distribution
Percentage of Fund’s Investments
Less than 4%	67.2%
4 – 4.99%	20.6%
5 – 5.99%	8.0%
6 – 6.99%	2.9%
7 – 7.99%	1.3%

Value Line Core Bond Fund
Schedule of Investments (unaudited)	June 30, 2018

Principal Amount		Value
ASSET-BACKED SECURITIES (11.2%)
$200,000	Capital One Multi-Asset Execution Trust, Series 2015-A2, Class A2, 2.08%, 3/15/23	$197,009
200,000	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	199,178
375,000	CarMax Auto Owner Trust, Series 2016-4, Class A3, 1.40%, 8/15/21	369,803
250,000	Cedar Funding VII Clo, Ltd., Series 2018-7A, Class A1, 3-month LIBOR + 1.00%, 3.03%, 1/20/31(1)(2)	249,958
350,000	Chase Issuance Trust, Series 2016-A5, Class A5, 1.27%, 7/15/21	344,933
225,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/16/24	217,045
170,000	Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A4, 1.96%, 1/18/22(1)	169,147
250,000	Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class A4, 1.87%, 2/15/22(1)	246,294
250,000	Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1, 1.75%, 11/19/21	246,304
260,000	Daimler Trucks Retail Trust, Series 2018-1, Class A3, 2.85%, 7/15/21(1)	260,021
200,000	Discover Card Execution Note Trust, Series 2015-A4, Class A4, 2.19%, 4/17/23	196,666
250,000	Dryden CLO, Ltd., Series 2017-53A, Class B, 3-month LIBOR + 1.40%, 3.75%, 1/15/31 (1)(2)	247,002
200,000	Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12%, 7/15/26(1)	197,304
Principal Amount		Value
ASSET-BACKED SECURITIES (11.2%) (continued)
$100,000	Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44%, 1/15/27(1)	$98,687
150,000	Ford Credit Auto Owner Trust, Series 2016-C, Class A4, 1.40%, 2/15/22	145,572
300,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.26%, 11/15/25(1)	298,618
300,000	GE Capital Credit Card Master Note Trust, Series 2012-2, Class A, 2.22%, 1/15/22	299,530
110,000	GE Capital Credit Card Master Note Trust, Series 2012-7, Class A, 1.76%, 9/15/22	108,614
188,000	GM Financial Automobile Leasing Trust, Series 2016-2, Class A4, 1.76%, 3/20/20	186,962
150,000	GM Financial Automobile Leasing Trust, Series 2016-1, Class B, 2.59%, 3/20/20	149,936
218,000	GM Financial Automobile Leasing Trust, Series 2017-1, Class A3, 2.06%, 5/20/20	216,729
200,000	GMF Floorplan Owner Revolving Trust, Series 2016-1, Class B, 2.41%, 5/17/21(1)	199,015
105,000	Honda Auto Receivables Owner Trust, Series 2017-4, Class A3, 2.05%, 11/22/21	103,575
450,000	Honda Auto Receivables Owner Trust, Series 2017-1, Class A4, 2.05%, 6/21/23	442,242
250,000	Hyundai Auto Lease Securitization Trust, Series 2017-B, Class A3, 1.97%, 7/15/20(1)	247,985
225,000	Hyundai Auto Lease Securitization Trust, Series 2017-C, Class A4, 2.21%, 9/15/21(1)	221,966
Principal Amount		Value
ASSET-BACKED SECURITIES (11.2%) (continued)
$345,419	Nissan Auto Receivables Owner Trust, Series 2016-C, Class A3, 1.18%, 1/15/21	$341,569
200,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.14%, 1/17/23	200,530
TOTAL ASSET-BACKED SECURITIES (Cost $6,441,789) (11.2%)		6,402,194
COMMERCIAL MORTGAGE-BACKED SECURITIES (9.3%)
350,000	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	350,128
533,025	Citigroup Commercial Mortgage Trust, Series 2016-P6, Class A1, 1.88%, 12/10/49	523,268
150,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	152,466
150,000	COMM Mortgage Trust, Series 2015-PC1, Class AM, 4.29%, 7/10/50(2)	153,377
200,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2, 3.32%, 2/25/23(2)	202,040
150,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K033, Class A2, 3.06%, 7/25/23(2)	149,693
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K034, Class A2, 3.53%, 7/25/23(2)	254,727
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K728, Class A2, 3.06%, 8/25/24(2)	248,526

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (9.3%) (continued)
$250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K048, Class A2, 3.28%, 6/25/25(2)	$251,024
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K074, Class A2, 3.60%, 1/25/28	253,190
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.62%, 11/25/45(1)(2)	249,156
200,000	FREMF Mortgage Trust, Series 2013-K713, Class B, 3.26%, 4/25/46(1)(2)	199,844
150,000	FREMF Mortgage Trust, Series 2013-K34, Class B, 3.86%, 9/25/46(1)(2)	150,221
200,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.75%, 11/25/47(1)(2)	201,038
253,209	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	240,010
274,714	GNMA, Series 2012-125, Class AB, 2.11%, 2/16/53(2)	257,145
241,901	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	242,566
130,000	GS Mortgage Securities Trust, Series 2015-GC32, Class A2, 3.06%, 7/10/48	129,503
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4, 3.25%, 2/15/48	245,043
99,618	Sequoia Mortgage Trust, Series 2004-8, Class A1, 1-month LIBOR + 0.70%, 2.78%, 9/20/34(2)	95,734
100,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A2, 2.66%, 2/15/48	99,143
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (9.3%) (continued)
$180,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A4, 3.10%, 6/15/49	$172,879
223,793	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	219,269
100,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class ASB, 3.46%, 7/15/58	100,406
200,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	202,419
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $5,495,637) (9.3%)		5,342,815
CORPORATE BONDS & NOTES (34.1%)
BASIC MATERIALS (1.5%)
	CHEMICALS (0.9%)
225,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	229,655
175,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	175,382
125,000	NOVA Chemicals Corp., Senior Unsecured Notes, 5.25%, 6/1/27(1)	116,484
		521,521
	IRON & STEEL (0.3%)
156,000	Vale Overseas, Ltd., Guaranteed Notes, 4.38%, 1/11/22(3)	157,870
	MINING (0.3%)
150,000	Glencore Funding LLC, Guaranteed Notes, 4.13%, 5/30/23(1)(3)	149,672
		829,063
Principal Amount		Value
CORPORATE BONDS & NOTES (34.1%) (continued)
COMMUNICATIONS (3.2%)
	INTERNET (1.0%)
$225,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	$246,520
150,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	153,765
200,000	Tencent Holdings, Ltd., Senior Unsecured Notes, 3.38%, 5/2/19 (1)(3)	200,789
		601,074
	MEDIA (1.0%)
175,000	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	176,730
200,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26(3)	205,131
30,000	Grupo Televisa S.A.B., Senior Unsecured Notes, 6.63%, 1/15/40	32,460
150,000	Warner Media LLC, Guaranteed Notes, 3.80%, 2/15/27	141,656
		555,977
	TELECOMMUNICATIONS (1.2%)
200,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 3/1/24	196,143
100,000	Orange SA, Senior Unsecured Notes, 1.63%, 11/3/19	98,144
250,000	Telefonica Emisiones SAU, Guaranteed Notes, 5.88%, 7/15/19	257,161
150,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	145,257
		696,705
		1,853,756

See Notes to Financial Statements.

June 30, 2018

Principal Amount		Value
CORPORATE BONDS & NOTES (34.1%) (continued)
CONSUMER, CYCLICAL (3.2%)
	AUTO MANUFACTURERS (0.8%)
$250,000	Ford Motor Co., Senior Unsecured Notes, 7.45%, 7/16/31	$293,760
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	196,211
		489,971
	AUTO PARTS & EQUIPMENT (0.3%)
175,000	Dana, Inc., Senior Unsecured Notes, 5.50%, 12/15/24	172,813
	HOME BUILDERS (1.4%)
150,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	151,459
200,000	Lennar Corp., Guaranteed Notes, 6.63%, 5/1/20	210,000
125,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23	124,688
150,000	PulteGroup, Inc., Guaranteed Notes, 4.25%, 3/1/21	150,105
175,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	168,437
		804,689
	LODGING (0.3%)
150,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Guaranteed Notes, 4.63%, 4/1/25	146,250
	RETAIL (0.4%)
225,000	McDonald’s Corp. MTN, Senior Unsecured Notes, 4.45%, 3/1/47	222,037
		1,835,760
CONSUMER, NON-CYCLICAL (3.7%)
	BIOTECHNOLOGY (0.3%)
150,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	148,532
	COMMERCIAL SERVICES (0.7%)
100,000	Service Corp. International, Senior Unsecured Notes, 5.38%, 1/15/22	101,000
Principal Amount		Value
CORPORATE BONDS & NOTES (34.1%) (continued)
	COMMERCIAL SERVICES (0.7%) (continued)
$200,000	Total System Services, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	$205,026
125,000	United Rentals North America, Inc., Guaranteed Notes, 5.50%, 5/15/27	121,250
		427,276
	HEALTHCARE PRODUCTS (0.4%)
150,000	Becton Dickinson and Co., Senior Unsecured Notes, 3.25%, 11/12/20	149,239
100,000	Edwards Lifesciences Corp., Senior Unsecured Notes, 2.88%, 10/15/18	100,027
		249,266
	HEALTHCARE SERVICES (1.3%)
125,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	123,088
150,000	Humana, Inc., Senior Unsecured Notes, 3.95%, 3/15/27	147,505
150,000	LifePoint Health, Inc., Guaranteed Notes, 5.50%, 12/1/21(3)	149,812
150,000	NYU Langone Hospitals, Secured Notes, 4.78%, 7/1/44	164,138
150,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 2.88%, 12/15/21	148,507
		733,050
	PHARMACEUTICALS (1.0%)
100,000	Allergan Funding SCS, Guaranteed Notes, 2.45%, 6/15/19	99,516
250,000	CVS Health Corp., Senior Unsecured Notes, 3.35%, 3/9/21	249,725
200,000	Express Scripts Holding Co., Guaranteed Notes, 4.75%, 11/15/21	206,341
		555,582
		2,113,706
Principal Amount		Value
CORPORATE BONDS & NOTES (34.1%) (continued)
ENERGY (4.4%)
	OIL & GAS (2.4%)
$150,000	Andeavor, Guaranteed Notes, 5.13%, 12/15/26	$156,372
175,000	Continental Resources, Inc., Guaranteed Notes, 4.50%, 4/15/23	177,587
175,000	Devon Energy Corp., Senior Unsecured Notes, 4.75%, 5/15/42	170,846
125,000	EQT Corp., Senior Unsecured Notes, 2.50%, 10/1/20	122,135
150,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25	147,566
175,000	Murphy Oil Corp., Senior Unsecured Notes, 5.75%, 8/15/25	174,510
200,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22	205,987
200,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	239,148
		1,394,151
	PIPELINES (2.0%)
150,000	Energy Transfer Partners L.P., Series 5Y, Guaranteed Notes, 4.20%, 9/15/23	149,926
250,000	Kinder Morgan, Inc., Guaranteed Notes, 4.30%, 3/1/28	242,873
150,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	139,223
250,000	MPLX L.P., Senior Unsecured Notes, 4.13%, 3/1/27	238,476
150,000	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.88%, 6/30/26	160,874
175,000	TransCanada PipeLines, Ltd., Senior Unsecured Notes, 4.88%, 5/15/48	176,705
		1,108,077
		2,502,228

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (34.1%) (continued)
FINANCIAL (14.5%)
	BANKS (7.3%)
$200,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(1)	$199,800
150,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20(3)	148,867
200,000	Bank of America Corp. MTN, Subordinated Notes, 4.20%, 8/26/24	201,044
100,000	BPCE S.A., Guaranteed Notes, 2.50%, 12/10/18	99,944
200,000	Capital One Financial Corp., Senior Unsecured Notes, 3.75%, 4/24/24	196,168
150,000	Citigroup, Inc., Senior Unsecured Notes, 2.90%, 12/8/21	146,944
100,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	102,953
150,000	Fifth Third Bancorp, Senior Unsecured Notes, 2.88%, 7/27/20	149,156
200,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 3.75%, 2/25/26	193,780
150,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	178,026
250,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, 3/30/22	253,650
250,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.30%, 1/14/22	240,078
200,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	197,474
250,000	Kreditanstalt fuer Wiederaufbau, Guaranteed Notes, 2.63%, 4/12/21	248,795
250,000	Macquarie Bank Ltd., Senior Unsecured Notes, 2.60%, 6/24/19(1)	249,237
Principal Amount		Value
CORPORATE BONDS & NOTES (34.1%) (continued)
	BANKS (7.3%) (continued)
$250,000	Morgan Stanley, Senior Unsecured Notes, 2.80%, 6/16/20	$247,982
250,000	PNC Financial Services Group, Inc. (The), Senior Unsecured Notes, 5.13%, 2/8/20	257,986
200,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 2.65%, 4/17/20	198,238
250,000	Societe Generale S.A., Senior Unsecured Notes, 5.20%, 4/15/21(3)	261,711
200,000	Svenska Handelsbanken AB, Guaranteed Notes, 3.35%, 5/24/21	200,292
250,000	Wells Fargo & Co., Senior Unsecured Notes, 3.07%, 1/24/23	243,109
		4,215,234
	DIVERSIFIED FINANCIAL SERVICES (3.3%)
210,000	Ally Financial, Inc., Senior Unsecured Notes, 4.13%, 2/13/22	206,262
200,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	206,305
149,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	150,676
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	243,962
200,000	International Lease Finance Corp., Senior Secured Notes, 7.13%, 9/1/18(1)	201,305
100,000	Nomura Holdings, Inc. GMTN, Senior Unsecured Notes, 2.75%, 3/19/19	99,968
200,000	ORIX Corp., Senior Unsecured Notes, 3.25%, 12/4/24	191,089
250,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	249,084
Principal Amount		Value
CORPORATE BONDS & NOTES (34.1%) (continued)
	DIVERSIFIED FINANCIAL SERVICES (3.3%) (continued)
$150,000	Synchrony Financial, Senior Unsecured Notes, 3.00%, 8/15/19	$149,682
200,000	Synchrony Financial, Senior Unsecured Notes, 3.75%, 8/15/21	199,793
		1,898,126
	INSURANCE (0.9%)
150,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	157,099
200,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	199,967
150,000	XLIT Ltd., Guaranteed Notes, 5.75%, 10/1/21	160,047
		517,113
	REITS (3.0%)
125,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	121,846
200,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21	208,215
200,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	205,772
250,000	Essex Portfolio L.P., Guaranteed Notes, 3.38%, 1/15/23	245,045
250,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	249,831
350,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	364,627
100,000	iStar, Inc., Senior Unsecured Notes, 5.25%, 9/15/22(3)	96,813
200,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	210,157
		1,702,306
		8,332,779

See Notes to Financial Statements.

June 30, 2018

Principal Amount			Value
CORPORATE BONDS & NOTES (34.1%) (continued)
INDUSTRIAL (1.2%)
		AEROSPACE & DEFENSE (0.4%)
$	t250,000	Harris Corp., Senior Unsecured Notes, 4.40%, 6/15/28	$251,954
		MACHINERY DIVERSIFIED (0.4%)
	200,000	Briggs & Stratton Corp., Guaranteed Notes, 6.88%, 12/15/20	212,500
		MISCELLANEOUS MANUFACTURERS (0.4%)
	200,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	197,627
			662,081
TECHNOLOGY (0.4%)
		SOFTWARE (0.4%)
	125,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., Guaranteed Notes, 6.00%, 7/15/25(1)	126,562
	100,000	Microsoft Corp., Senior Unsecured Notes, 4.45%, 11/3/45	107,489
			234,051
			234,051
UTILITIES (2.0%)
		ELECTRIC (1.7%)
	100,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	103,480
	150,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	153,524
	380,000	Florida Power & Light Co., 4.95%, 6/1/35	422,420
	200,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	187,882
	125,000	Southern Co. (The), Senior Unsecured Notes, 2.75%, 6/15/20	123,925
			991,231
Principal Amount		Value
CORPORATE BONDS & NOTES (34.1%) (continued)
	GAS (0.3%)
$150,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	$154,131
		1,145,362
TOTAL CORPORATE BONDS & NOTES (Cost $19,574,479) (34.1%)		19,508,786
FOREIGN GOVERNMENT OBLIGATIONS (1.8%)
200,000	European Bank for Reconstruction & Development GMTN, Senior Unsecured Notes, 2.75%, 3/7/23	198,652
250,000	Export-Import Bank of Korea, Senior Unsecured Notes, 3.00%, 11/1/22	243,209
200,000	Mexico Government International Bond, Senior Unsecured Notes, 4.15%, 3/28/27(3)	196,900
150,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	151,125
125,000	Peruvian Government International Bond, Senior Unsecured Notes, 4.13%, 8/25/27	127,813
100,000	Petroleos Mexicanos, Guaranteed Notes, 6.75%, 9/21/47	94,290
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,041,937) (1.8%)		1,011,989
LONG-TERM MUNICIPAL SECURITIES (3.2%)
	CALIFORNIA (0.9%)
125,000	Los Angeles Unified School District, General Obligation Unlimited, Qualified School Construction Bonds, Series J-1, 5.98%, 5/1/27	148,158
85,000	University of California, Taxable General Revenue Bonds, Series AG, 4.06%, 5/15/33	86,567
Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (3.2%) (continued)
	CALIFORNIA (0.9%) (continued)
$200,000	California Educational Facilities Authority, Revenue Bonds, Loyola Marymount University, Series A, 2.96%, 10/1/21	$199,642
100,000	Yuba Levee Financing Authority, Revenue Bonds, Series B, (BAM), 3.33%, 9/1/23	100,741
		535,108
	DISTRICT OF COLUMBIA (0.5%)
250,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, 4.91%, 12/1/23	271,135
	NEW YORK (0.4%)
225,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 2.63%, 2/1/23	219,305
	TEXAS (1.4%)
500,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	509,660
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	271,898
		781,558
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,785,393) (3.2%)		1,807,106
U.S. GOVERNMENT AGENCY OBLIGATIONS (19.8%)
500,000	FHLMC, 6.25%, 7/15/32	669,183
61,037	FHLMC Gold PC Pool #A29526, 5.00%, 1/1/35	64,441
369,541	FHLMC Gold PC Pool #A95803, 4.00%, 12/1/40	379,883

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (19.8%) (continued)
$78,870	FHLMC Gold PC Pool #A97264, 4.00%, 2/1/41	$81,083
255,037	FHLMC Gold PC Pool #C91749, 4.00%, 1/1/34	263,840
132,868	FHLMC Gold PC Pool #G06224, 3.50%, 1/1/41	133,270
227,483	FHLMC Gold PC Pool #G08761, 3.50%, 5/1/47	226,588
130,217	FHLMC Gold PC Pool #J11587, 4.00%, 1/1/25	134,193
71,164	FHLMC Gold PC Pool #Q06307, 3.50%, 2/1/42	71,380
91,551	FHLMC Gold PC Pool #Q08656, 4.00%, 6/1/42	94,024
120,487	FHLMC Gold PC Pool #Q08903, 3.50%, 6/1/42	120,851
234,259	FHLMC Gold PC Pool #Q11556, 3.00%, 10/1/42	226,865
290,645	FHLMC Gold PC Pool #Q14593, 3.00%, 1/1/43	283,898
459,179	FHLMC Gold Pool #Q34167, 4.00%, 6/1/45	469,911
250,000	FNMA, 2.38%, 1/19/23	245,481
250,000	FNMA, 2.63%, 9/6/24	245,836
540,000	FNMA, 1.88%, 9/24/26	493,082
76,426	FNMA Pool #626440, 7.50%, 2/1/32	84,211
61,103	FNMA Pool #919584, 6.00%, 6/1/37	67,208
183,199	FNMA Pool #AB2346, 4.50%, 2/1/41	192,703
142,595	FNMA Pool #AB5231, 2.50%, 5/1/27	139,718
161,088	FNMA Pool #AB5716, 3.00%, 7/1/27	161,112
243,357	FNMA Pool #AB8144, 5.00%, 4/1/37	260,251
58,368	FNMA Pool #AD8536, 5.00%, 8/1/40	62,584
96,385	FNMA Pool #AE1853, 4.00%, 8/1/40	98,991
78,429	FNMA Pool #AH8932, 4.50%, 4/1/41	82,518
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (19.8%) (continued)
$151,749	FNMA Pool #AI4285, 5.00%, 6/1/41	$162,797
118,485	FNMA Pool #AJ5888, 4.50%, 11/1/41	124,415
72,567	FNMA Pool #AL3272, 5.00%, 2/1/25	76,937
228,759	FNMA Pool #AQ0287, 3.00%, 10/1/42	223,651
86,442	FNMA Pool #AR2174, 3.00%, 4/1/43	84,445
374,104	FNMA Pool #AR6394, 3.00%, 2/1/43	365,889
79,895	FNMA Pool #AS3155, 4.00%, 8/1/44	81,650
76,086	FNMA Pool #AS4177, 4.50%, 12/1/44	79,569
355,523	FNMA Pool #AS5892, 3.50%, 10/1/45	354,915
111,920	FNMA Pool #AS6102, 3.50%, 11/1/45	111,729
198,594	FNMA Pool #AS6205, 3.50%, 11/1/45	198,255
155,924	FNMA Pool #AS6385, 4.00%, 12/1/45	159,081
288,686	FNMA Pool #AS9459, 4.50%, 4/1/47	301,149
187,014	FNMA Pool #AS9562, 3.00%, 5/1/47	181,435
219,965	FNMA Pool #AU1847, 3.00%, 9/1/43	214,903
97,172	FNMA Pool #AU2135, 2.50%, 8/1/28	94,771
200,754	FNMA Pool #AU4279, 3.00%, 9/1/43	196,127
87,999	FNMA Pool #AU4290, 4.00%, 9/1/43	90,188
265,691	FNMA Pool #AV0703, 4.00%, 12/1/43	272,054
88,050	FNMA Pool #AW6645, 3.00%, 6/1/29	88,036
115,436	FNMA Pool #AW7362, 2.50%, 8/1/29	112,714
200,203	FNMA Pool #AX0416, 4.00%, 8/1/44	204,570
151,755	FNMA Pool #AX9013, 3.50%, 2/1/45	151,496
168,599	FNMA Pool #AY1670, 3.50%, 2/1/45	168,311
184,072	FNMA Pool #AY2728, 2.50%, 2/1/30	179,731
176,208	FNMA Pool #AY4195, 4.00%, 5/1/45	179,990
66,317	FNMA Pool #AZ7793, 3.50%, 8/1/45	66,203
207,287	FNMA Pool #BA3885, 3.50%, 11/1/45	206,933
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (19.8%) (continued)
$92,658	FNMA Pool #BC9708, 3.00%, 10/1/46	$89,895
226,770	FNMA Pool #BD8213, 3.00%, 9/1/46	220,009
199,524	FNMA Pool #MA0641, 4.00%, 2/1/31	204,964
248,399	FNMA Pool #MA3238, 3.50%, 1/1/48	247,353
77,998	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	74,799
101,542	GNMA, Series 2011-136, Class GB, 2.50%, 5/20/40	99,064
117,135	GNMA II Pool #5332, 4.00%, 3/20/42	121,130
122,729	GNMA II Pool #MA1520, 3.00%, 12/20/43	121,255
85,963	GNMA II Pool #MA2445, 3.50%, 12/20/44	86,549
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $11,679,921) (19.8%)		11,350,067
U.S. TREASURY OBLIGATIONS (18.1%)
	U.S. TREASURY NOTES & BONDS (18.1%)
450,000	U.S. Treasury Bonds, 4.38%, 2/15/38	548,455
3,314,000	U.S. Treasury Bonds, 3.00%, 2/15/48(3)	3,325,133
315,543	U.S. Treasury Bonds TIPS, 2.00%, 1/15/26	345,764
650,000	U.S. Treasury Notes, 1.75%, 9/30/19(3)	644,516
1,175,000	U.S. Treasury Notes, 1.38%, 3/31/20	1,152,142
830,000	U.S. Treasury Notes, 2.13%, 6/30/21(3)	818,004
1,165,000	U.S. Treasury Notes, 1.75%, 2/28/22	1,127,274
740,000	U.S. Treasury Notes, 1.38%, 6/30/23	693,085
880,000	U.S. Treasury Notes, 2.25%, 11/15/24	851,469
900,000	U.S. Treasury Notes, 2.75%, 2/15/28	892,301
TOTAL U.S. TREASURY NOTES & BONDS (Cost $10,364,477) (18.1%)		10,398,143
TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,364,477) (18.1%)		10,398,143

See Notes to Financial Statements.

June 30, 2018

Shares		Value
EXCHANGE-TRADED FUND (0.4%)
$2,500	iShares iBoxx $ High Yield Corporate Bond ETF(3)	$212,700
TOTAL EXCHANGE-TRADED FUNDS (Cost $214,759) (0.4%)		212,700
SHORT-TERM INVESTMENTS (11.9%)
	MONEY MARKET FUNDS (11.9%)
887,172	State Street Institutional U.S. Government Money Market Fund, Premier Class	887,172
5,958,330	State Street Navigator Securities Lending Government Money Market Portfolio(4)	5,958,330
TOTAL SHORT-TERM INVESTMENTS (Cost $6,845,502) (11.9%)		6,845,502
TOTAL INVESTMENT SECURITIES (109.8%) (Cost $63,443,894)		$62,879,302
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-9.8%)		(5,590,462)
NET ASSETS (100%)		$57,288,840
(1)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(2)
The rate shown on floating rate and discount securities represents the yield or rate at the end of the reporting period.

(3)
A portion or all of the security was held on loan. As of June 30, 2018, the market value of the securities on loan was $6,435,548.

(4)
Securities with an aggregate market value of  $6,435,548 were out on loan in exchange for $5,958,330 of cash collateral as of June 30, 2018. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(F) in the Notes to Financial Statements.

ETF
Exchange Traded Fund.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

MTN
Medium Term Note.

REMIC
Real Estate Mortgage Investment Conduit.

TIPS
Treasury Inflation Prorated Security

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2018 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$—	$6,402,194	$—	$6,402,194
Commercial Mortgage-Backed Securities	—	5,342,815	—	5,342,815
Corporate Bonds & Notes*	—	19,508,786	—	19,508,786
Foreign Government Obligations	—	1,011,989	—	1,011,989
Long-Term Municipal Securities*	—	1,807,106	—	1,807,106
U.S. Government Agency Obligations	—	11,350,067	—	11,350,067
U.S. Treasury Obligations	—	10,398,143	—	10,398,143
Exchange-Traded Fund	212,700	—	—	212,700
Short-Term Investments	6,845,502	—	—	6,845,502
Total Investments in Securities	$7,058,202	$55,821,100	$—	$62,879,302
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

THE VALUE LINE TAX EXEMPT FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The primary investment objective of the Fund is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.
To achieve the Fund’s investment objectives, under normal conditions, EULAV Asset Management (the “Adviser”) invests at least 80% of the Fund’s assets in securities the income of which is exempt from regular federal income taxation and will not subject non-corporate shareholders to the alternative minimum tax. The Fund invests primarily in investment grade municipal bonds and expects to maintain an average maturity of between 7 and 20 years.
Manager Discussion of Fund Performance
Below, The Value Line Tax Exempt Fund, Inc. portfolio manager Liane Rosenberg discusses the Fund’s performance and positioning for the six months ended June 30, 2018.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of  -0.67% during the six months ended June 30, 2018. This compares to the -0.25% return of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index (the “Bloomberg Barclays Muni Index”), during the same semi-annual period.
What key factors were responsible for the Fund’s performance relative to its benchmark during the six-month reporting period?
The Fund lagged its benchmark primarily because the Fund has a bias toward higher quality securities, which hurt as investors strongly favored lower quality risk assets within the tax-exempt bond market during the semi-annual period.
Which tax-exempt fixed income market segments most significantly affected Fund performance?
Detracting from the Fund’s relative results was its underweight in some of the lower-rated states, such as New Jersey and Illinois, and lower-rated sectors, such as hospitals, housing and tobacco, which significantly outperformed the Bloomberg Barclays Muni Index during the semi-annual period. The Fund’s relative results were also hurt by its overweight to the generally higher quality education sector, which was a weak performer. One of the worst performing individual positions in the Fund’s portfolio during the semi-annual period was a AAA-rated long-dated Stanford University bond. Further detracting was the Fund’s lack of exposure to the highly volatile debt of Puerto Rico, some of which returned more than 4% during the semi-annual period but which did not comply with the Fund’s relatively conservative risk profile.
Partially offsetting these detractors was the positive contribution made by the Fund’s underweight to the transportation sector, which was one of the weakest performers during the semi-annual period. From an issue selection perspective, a holding in a general obligation bond of Cook County, Illinois was an especially strong performer, posting solid positive returns.
What was the Fund’s duration strategy?
Duration positioning in the Fund contributed positively, albeit modestly, to its relative performance during the reporting period. We kept the Fund’s duration moderately shorter than that of the Bloomberg Barclays Muni Index, which proved beneficial as interest rates rose during the semi-annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
How did yield curve positioning decisions affect the Fund’s performance?
Yield curve positioning did not differ significantly from that of the Bloomberg Barclays Muni Index during the semi-annual period and thus had a rather neutral effect on the Fund’s performance. Yield curve indicates the spectrum of maturities within a particular sector.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Were there any notable changes in the Fund’s weightings during the semi-annual period?
During the semi-annual period, there were no significant changes in the Fund’s weightings. We did further shorten the Fund’s duration compared to that of the Bloomberg Barclays Muni Index, as we anticipated a series of interest rate hikes by the Federal Reserve (the Fed).

THE VALUE LINE TAX EXEMPT FUND, INC. (continued)

How was the Fund positioned relative to its benchmark index at the end of June 2018?
At the end of June 2018, the Fund maintained a high quality, conservative bias relative to the Bloomberg Barclays Muni Index. We favored revenue bonds to general obligation bonds, as the dedicated income stream offered by revenue bonds is often a strong credit enhancement. We maintained the Fund’s duration shorter than that of the Bloomberg Barclays Muni Index, as we anticipate additional interest rate hikes by the Fed during the second half of 2018.
What is your tactical view and strategy for the months ahead?
There were several factors of potential concern within the tax-exempt and taxable fixed income markets at the end of the semi-annual period, including a possible yield curve inversion, wherein shorter-term rates would move higher than longer-term rates. We also were carefully watching the possible effect on the U.S. and global economies should the trade wars accelerate. Given this view, we intend to maintain the Fund’s high quality, conservative bias in the months ahead.
Of course, any of a number of events could cause us to reevaluate our strategy for the Fund. These include any changes relative to expectations at the end of the June 2018 in Fed posture, economic growth, tax reform implementation and/or effect on various tax-exempt bond market sectors, or supply/demand factors within the tax-exempt bond market.

The Value Line Tax Exempt Fund, Inc.
Portfolio Highlights at June 30, 2018 (unaudited)

Ten Largest Holdings
Issue	Principal Amount	Value	Percentage of Net Assets
New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	$1,000,000	$1,083,440	2.04%
Valdosta & Lowndes County Hospital Authority, Revenue Bonds, South Medical Center Project, Ser. B, County Guaranteed Insured, 5.00%, 10/1/41	630,000	678,560	1.28%
California State, General Obligation Unlimited, 5.00%, 2/1/38	565,000	617,099	1.16%
Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Tufts University, Ser. M, 5.50%, 2/15/27	500,000	613,875	1.15%
Pennsylvania Higher Educational Facilities Authority, State System of Higher Education, Revenue Bonds, Ser. AS, 5.00%, 6/15/28	500,000	575,215	1.08%
Delaware River Pennsylvania, Joint Toll Bridge Commission, Revenue Bonds, 5.00%, 7/1/36	500,000	572,380	1.08%
Metropolitan Transportation Authority, New York, Revenue Bonds, Subser. C-1, 5.00%, 11/15/34	500,000	562,820	1.06%
California State Public Works Board, Revenue Bonds, Department of Corrections and Rehabilitation, 5.00%, 6/1/27	500,000	554,360	1.04%
University of Colorado, Enterprise Revenue Bonds, 5.00%, 6/1/30	500,000	544,725	1.02%
Massachusetts Development Finance Agency, Harvard University, Revenue Bonds, Ser. B-2, 5.25%, 2/1/34	500,000	543,385	1.02%
Total			11.93%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

The Value Line Tax Exempt Fund, Inc.
Portfolio Highlights at June 30, 2018 (unaudited) (continued)

Quality Diversification – Credit Quality Expressed as a Percentage of Net Assets as of June 30, 2018
Percentage of Fund’s Investments
Aaa/AAA	11.5%
Aa1/AA+	21.1%
Aa2/AA	19.3%
Aa3/AA-	18.8%
A1/A+	13.5%
A2/A	7.3%
A3/A-	2.0%
BBB+	0.6%
Baa1	1.6%
NR	1.7%
Total Investments	97.4%
Cash and other assets in excess of liabilities	2.6%
Total Net Assets	100.0%
Source:
Moody’s ratings, defaulting to S&P when not rated.

Credit quality is subject to change.

The Value Line Tax Exempt Fund, Inc.
Schedule of Investments (unaudited)	June 30, 2018

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.4%)
	ALABAMA (0.9%)
$125,000	Alabama Federal Aid Highway Finance Authority, Revenue Bonds, Ser. A, 5.00%, 9/1/30	Aa1	$148,415
310,000	University of Alabama (The), Revenue Bonds, Ser. A, 4.50%, 10/1/40	Aa2	323,234
			471,649
	ARIZONA (1.2%)
150,000	Arizona State Transportation Board Highway Revenue, Revenue Bonds, Ser. A, 5.00%, 7/1/38	Aa2	164,052
250,000	City of Scottsdale Arizona, General Obligation Unlimited, Project 2004-Preserve Acquisition, 3.00%, 7/1/30	Aaa	248,255
200,000	Yuma Municipal Property Corp., Revenue Bonds, Senior Lien, 5.00%, 7/1/27	A1	229,278
			641,585
	ARKANSAS (1.0%)
500,000	Arkansas State Water, Waste Disposal and Pollution, General Obligation Unlimited, Extraordinary Redemption Provision, Ser. A, 4.00%, 7/1/26	Aa1	522,660
	CALIFORNIA (17.9%)
40,000	Bay Area Toll Authority, Toll Bridge, Revenue Bonds, Ser. F-1, 5.00%, 4/1/56	Aa3	45,322
150,000	Berkeley Joint Powers Financing Authority, Revenue Bonds, 5.00%, 10/1/20	AA*	161,507
	California Educational Facilities Authority:
60,000	Revenue Bonds, 5.00%, 9/1/33	**	67,766
40,000	Revenue Bonds, Unrefunded, 5.00%, 9/1/33	Aa3	44,295
150,000	California Educational Facilities Authority Stanford University, Revenue Bonds, 5.25%, 4/1/40	Aaa	198,465
250,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Packard Children’s Hospital, Ser. B, 5.00%, 8/15/26	A1	277,607
90,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Packard Stanford Hospital, Ser. B, 5.00%, 8/15/55	A1	101,155
155,000	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Ser. A, 5.00%, 10/1/38	Aa3	175,830
270,000	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Ser. A, 4.50%, 11/15/35	Aa3	289,675
45,000	California State Department of Water Resources Center Valley Project Water System, Unrefunding Revenue Bonds, Ser. AG, 4.38%, 12/1/29	Aa1	46,838
	California State Public Works Board, Revenue Bonds:
500,000	Department of Corrections and Rehabilitation, 5.00%, 6/1/27	A1	554,360
200,000	Ser. H, 5.00%, 12/1/24	A1	234,224
150,000	California State University Systemwide, Revenue Bonds, Ser. A, 5.00%, 11/1/34	Aa2	176,288
	California State, General Obligation Unlimited:
565,000	5.00%, 2/1/38	Aa3	617,099
500,000	5.25%, 11/1/40	Aa3	537,715
250,000	Cupertino Union School District, General Obligation Unlimited, Election 2012, Ser. C, 4.00%, 8/1/40	Aa1	262,495
500,000	Dry Creek California Joint Elementary School District, General Obligation Unlimited, Capital Appreciation Election 2008, AGM Insured, 0.00%, 8/1/30(1)	A2	332,760
75,000	East Bay Municipal Utility District Water System Revenue, Revenue Bonds, Ser. C, 4.00%, 6/1/40	Aa1	79,073
350,000	EL Dorado Irrigation District/EL Dorado County Water Agency, Revenue Bonds, Ser. C, 5.00%, 3/1/36	Aa3	401,968
300,000	Golden State Tobacco Securitization Corp., Asset-Backed Bonds, Ser. A, 5.00%, 6/1/32	A1	340,800
230,000	Inglewood Unified School District, School Facilities Financing Authority, Revenue Bonds, AGM Insured, 5.25%, 10/15/21	A2	248,020
150,000	Long Beach Community College District, General Obligation Unlimited, Ser. B, 3.00%, 8/1/32	Aa2	146,952
215,000	Long Beach Unified School District, General Obligation Unlimited, Ser. E, 5.00%, 8/1/41	Aa2	248,643
	Los Angeles County Metropolitan Transportation Authority, Refunding Revenue Bonds, Proposition C:
60,000	Senior Ser. B, 5.00%, 7/1/22	Aa2	67,541
75,000	Senior Ser. C, 5.00%, 7/1/21	AA+*	82,381
200,000	Los Angeles County Public Works Financing Authority, Lease Revenue, Revenue Bonds, Ser. D, 4.00%, 12/1/40	Aa2	209,134
	Metropolitan Water District of Southern California, Refunding Revenue Bonds:
330,000	Ser. C, 4.00%, 10/1/22	Aa1	354,611
60,000	Ser. F, 5.00%, 7/1/28	Aa1	67,097
See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.4%) (continued)
	CALIFORNIA (17.9%) (continued)
$150,000	Modesto Irrigation District Electric System, Revenue Bonds, Ser, 5.00%, 10/1/32	A+*	$175,100
225,000	Napa Valley Unified School District, General Obligation Unlimited, Ser. A, 5.00%, 8/1/28	A1	267,176
65,000	Roseville Natural Gas Financing Authority, Revenue Bonds, 5.00%, 2/15/27	A3	74,327
50,000	Sacramento City Financing Authority, Revenue Bonds, Master Lease Program Facilities, Ser. E, AMBAC Insured, 5.25%, 12/1/24	Aa3	59,104
150,000	Sacramento Municipal Utility District, Revenue Bonds, Ser. A, 5.00%, 8/15/41	Aa3	167,367
250,000	San Diego County Regional Transportation Commission, Revenue Bonds, Ser. A, 5.00%, 4/1/42	Aa2	274,452
150,000	San Diego Public Facilities Financing Authority Water Revenue, Revenue Bonds, Ser. A, 5.25%, 8/1/38	AA-*	150,462
60,000	San Diego Redevelopment Agency Successor Agency, Tax Allocation Refunding Bonds, Ser. A, 5.00%, 9/1/35	AA*	70,141
200,000	San Jose Unified School District Santa Clara Country, General Obligation Unlimited, Election 2012, Ser. A, 3.80%, 8/1/37	Aa1	204,072
130,000	San Marcos Redevelopment Agency Successor Agency, Tax Allocation, Refunding Bonds, Ser. A, 5.00%, 10/1/25	AA-*	154,536
220,000	Southern California Public Power Authority, Mead-Adelanto Project, Authority Interest, Revenue Bonds, Ser. A, 5.00%, 7/1/29	Aa2	256,395
	State of California, General Obligation Unlimited, Refunding Bonds:
105,000	5.00%, 2/1/24	Aa3	116,359
250,000	5.25%, 2/1/29	Aa3	277,640
	State of California, General Obligation Unlimited, Various Purpose Bonds:
115,000	5.00%, 11/1/23	Aa3	132,727
150,000	5.00%, 8/1/26	Aa3	179,820
250,000	5.00%, 9/1/41	Aa3	272,215
125,000	Union City Community Redevelopment Agency, Ser. B, 5.00%, 10/1/31	AA-*	146,369
150,000	University of California, Revenue Bonds, Ser. I, 5.00%, 5/15/28	Aa3	176,314
			9,524,197
	COLORADO (1.0%)
500,000	University of Colorado, Enterprise Revenue Bonds, 5.00%, 6/1/30	Aa1	544,725
	CONNECTICUT (0.9%)
200,000	Connecticut Housing Finance Authority, Revenue Bonds, Subser. C-1, 3.75%, 11/15/35	Aaa	202,108
250,000	South Central Connecticut Regional Water Authority, Revenue Bonds, Twenty-Seventh Series, General Obligation of Authority Insured, 5.00%, 8/1/27	Aa3	277,465
			479,573
	DELAWARE (0.9%)
265,000	Delaware Transportation Authority, US 301 Project, Revenue Bonds, 5.00%, 6/1/45	A1	294,184
200,000	University of Delaware Revenue, Revenue Bonds, Ser. B, 4.00%, 11/1/19	AA+*	206,384
			500,568
	DISTRICT OF COLUMBIA (0.2%)
100,000	District of Columbia Income Tax Secured Revenue, Revenue Bonds, Ser. G, 5.00%, 12/1/36	Aa1	108,807
	FLORIDA (4.4%)
140,000	Central Florida Expressway Authority, Revenue Bonds, Ser. A, 4.00%, 7/1/37	A1	145,837
250,000	City of Cape Coral, Florida Water & Sewer Revenue, Revenue Bonds, Ser. A, AGM Insured, 5.00%, 10/1/23	A1	274,597
250,000	City of Jacksonville, Florida Special Revenue, Revenue Bonds, Ser. A, 5.25%, 10/1/30	Aa3	275,725
100,000	City of Marco Island, Florida Utility System Revenue, Revenue Bonds, 4.00%, 10/1/38	Aa3	103,913
125,000	City of Tampa, Florida Baycare Health System, Revenue Bonds, Ser. A, 5.00%, 11/15/24	Aa2	137,951
	County of Palm Beach, Florida Public Improvement, Revenue Bonds, Ser. D:
250,000	5.00%, 12/1/40	Aa1	284,065
125,000	5.00%, 12/1/45	Aa1	141,587
240,000	County of State Lucie, Florida Sales Tax Revenue, Refunding Revenue Bonds, Ser. A, AGM Insured, 5.00%, 10/1/24	A1	270,065
300,000	Miami-Dade County Expressway Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/23	A1	332,439
325,000	Orange County Health Facilities Authority, Revenue Bonds, Ser. A, 5.00%, 10/1/39	A2	361,111
			2,327,290
See Notes to Financial Statements.

June 30, 2018

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.4%) (continued)
	GEORGIA (2.8%)
$150,000	City of Atlanta, Georgia Water & Wastewater Revenue, Revenue Bonds, Prerefunded, Ser. A, AGM Insured, 5.25%, 11/1/34	Aa2	$157,202
	Metropolitan Atlanta Rapid Transit Authority, Revenue Bonds, 3rd Ser.:
125,000	5.25%, 7/1/36	Aa2	129,571
500,000	Ser. A, 4.00%, 7/1/36	Aa2	512,995
630,000	Valdosta & Lowndes County Hospital Authority, Revenue Bonds, South Medical Center Project, Ser. B, County Guaranteed Insured, 5.00%, 10/1/41	Aa2	678,560
			1,478,328
	GUAM (0.5%)
	Guam Power Authority, Revenue Bonds, Ser. A, AGM Insured:
150,000	5.00%, 10/1/20	A2	159,585
120,000	5.00%, 10/1/39	A2	130,810
			290,395
	HAWAII (1.2%)
485,000	City & County Honolulu Hawaii Wastewater System Revenue, Revenue Bonds, Senior Ser. A, 5.25%, 7/1/36	Aa2	533,117
100,000	City & County Honolulu Hawaii, General Obligation Unlimited, Ser. A, 5.00%, 10/1/38	Aa1	113,628
			646,745
	IDAHO (0.5%)
250,000	Idaho State Building Authority, Revenue Bonds, 5.00%, 9/1/40	Aa2	274,130
	ILLINOIS (2.0%)
100,000	Cook County Forest Preserve District, General Obligation Unlimited, Ser. C, 5.00%, 12/15/37	A2	105,600
200,000	Cook County, General Obligation Unlimited, Ser. C, 4.25%, 11/15/19	A2	206,088
250,000	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Ser. B, 5.00%, 7/1/26	A1	272,525
150,000	Illinois State Toll Highway Authority, Revenue Bonds, Ser. C, 5.00%, 1/1/37	Aa3	165,813
190,000	Kane Kendall Etc Counties Community College District No. 516, General Obligation Unlimited, Ser. A, 5.00%, 12/15/20	Aa1	204,174
100,000	Metropolitan Water Reclamation District of Greater Chicago, General Obligation Unlimited, Ser. A, 5.00%, 12/1/44	AA+*	109,748
			1,063,948
	IOWA (0.1%)
50,000	Iowa Finance Authority, Health Care Facility, Genesis Health System, Revenue Bonds, 5.00%, 7/1/22	A1	55,589
	KENTUCKY (0.3%)
125,000	Louisville & Jefferson County Visitors and Convention Commission, Revenue Bonds, 4.00%, 6/1/23	A2	134,151
	LOUISIANA (1.7%)
	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds:
300,000	City of Bossier City, 5.00%, 11/1/26	Aa3	346,881
250,000	Parish of East Baton Rouge Road Improvements, 5.00%, 8/1/24	Aa3	277,670
145,000	State of Louisiana Gasoline & Fuels Tax Revenue, Revenue Bonds, Ser. C-1, 5.00%, 5/1/30	Aa3	160,896
85,000	State of Louisiana Highway Improvement Revenue, Revenue Bonds, Ser. A, 5.00%, 6/15/28	A1	96,178
			881,625
	MAINE (0.6%)
200,000	Maine State Health & Higher Educational Facilities Authority Revenue, Refunding Revenue Bonds, Colby College, Ser. A, 5.00%, 7/1/39	Aa2	225,184
100,000	Maine Turnpike Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/37	Aa3	108,931
			334,115
	MARYLAND (0.5%)
130,000	City of Baltimore, Maryland Subordinate (Water Projects), Revenue Bonds, Ser. A, 5.00%, 7/1/31	A1	150,318
100,000	County of Anne Arundel, Maryland, General Obligation Limited, 5.00%, 10/1/36	**	115,933
			266,251
See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.4%) (continued)
	MASSACHUSETTS (4.2%)
$500,000	Massachusetts Bay Transportation Authority, Revenue Assessment Bonds, Ser. A, 4.00%, 7/1/37	Aa1	$514,320
175,000	Massachusetts Bay Transportation Authority, Revenue Bonds, Ser. A-1, 5.00%, 7/1/36	Aa3	202,263
	Massachusetts Development Finance Agency:
500,000	Harvard University, Revenue Bonds, Ser. B-2, 5.25%, 2/1/34	Aaa	543,385
75,000	Revenue Bonds, 5.00%, 7/1/36	**	81,782
500,000	Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Tufts University, Ser. M, 5.50%, 2/15/27	Aa2	613,875
250,000	Massachusetts School Building Authority Sales Tax Revenue, Revenue Bonds, Senior Ser. B, 5.00%, 10/15/41	Aa2	269,575
			2,225,200
	MICHIGAN (0.3%)
120,000	Michigan State Building Authority, Revenue Bonds, Ser. I, 5.00%, 10/15/32	Aa2	137,671
	MINNESOTA (0.3%)
150,000	State of Minnesota Public Facilities Authority Revenue, Refunding Revenue Bonds, Ser. B, 5.00%, 3/1/28	Aaa	176,910
	MISSISSIPPI (0.6%)
300,000	Mississippi Hospital Equipment & Facilities Authority, Revenue Bonds, Forest County General Hospital, 5.25%, 1/1/28	A2	312,297
	MISSOURI (0.6%)
120,000	Health & Educational Facilities Authority of the State of Missouri (Mercy Health), Refunding Revenue Bonds, Ser. C, 4.00%, 11/15/37	Aa3	124,364
150,000	Metropolitan State Louis Sewer District, Waste Water System Improvement, Refunding Revenue Bonds, Ser. B, 5.00%, 5/1/31	Aa1	171,677
			296,041
	NEBRASKA (1.3%)
285,000	Central Plains Energy Project, Revenue Bonds, Project No. 3, 5.00%, 9/1/21	A3	308,869
95,000	Public Power Generation Agency, Revenue Bonds, Ser. A, 5.00%, 1/1/38	A2	106,551
250,000	University of Nebraska, Lincoln Student, Revenue Bonds, 4.00%, 7/1/33	Aa1	258,867
			674,287
	NEVADA (0.5%)
250,000	City of Henderson, Nevada Refunding, General Obligation Limited, 4.00%, 6/1/31	Aa2	260,778
	NEW HAMPSHIRE (0.2%)
95,000	New Hampshire Health and Education Facilities Authority Act, University System of New Hampshire Issue, Refunding Revenue Bonds, Ser. A, 5.00%, 7/1/37	Aa3	109,235
	NEW JERSEY (4.6%)
135,000	County of Essex NJ, General Obligation Limited, Ser. A, 4.00%, 9/1/29	**	147,550
170,000	New Jersey Economic Development Authority, Refunding Revenue Bonds, Ser. B, 5.00%, 11/1/27	Baa1	187,855
	New Jersey Institute of Technology, Revenue Bonds:
30,000	Prerefunded, Ser. A, 5.00%, 7/1/42	**	33,512
70,000	Unrefunded, Ser. A, 5.00%, 7/1/42	A1	75,809
1,000,000	New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	Aaa	1,083,440
	New Jersey State Health Care Facilities Financing Authority, Hospital Asset Transformation Program, Revenue Bonds:
55,000	Prerefunded, Ser. A, 5.25%, 10/1/18	**	55,513
190,000	Unrefunded, Ser. A, 5.25%, 10/1/18	Baa1	191,773
150,000	New Jersey State Health Care Facilities Financing Authority, Revenue Bonds, Ser. A, 4.00%, 7/1/26	A1	158,620
245,000	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Transportation System, Ser. A, AMBAC Insured, 4.75%, 12/15/37	Baa1	245,282
See Notes to Financial Statements.

June 30, 2018

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.4%) (continued)
	NEW JERSEY (4.6%) (continued)
	New Jersey State Turnpike Authority, Revenue Bonds:
$165,000	Ser. A, 5.00%, 1/1/29	A2	$184,317
100,000	Ser. F, 5.00%, 1/1/35	A2	109,407
			2,473,078
	NEW MEXICO (0.7%)
140,000	County of Santa Fe New Mexico Gross Receipts Tax Revenue, Revenue Bonds, Ser. A, 4.00%, 6/1/20	Aa3	145,921
200,000	State of New Mexico, Severance Tax Permanent Fund, Revenue Bonds, Ser. A, 5.00%, 7/1/24	Aa2	230,198
			376,119
	NEW YORK (10.0%)
150,000	County of Saratoga, New York Public Improvement Bonds, General Obligation Unlimited, Ser. A, 4.00%, 7/15/21	Aa2	150,138
400,000	Housing Finance Agency, Revenue Bonds, Ser. A, 5.00%, 3/15/39	Aa1	410,016
175,000	Long Island Power Authority, Revenue Bonds, Ser. B, 5.00%, 9/1/41	A3	197,594
	Metropolitan Transportation Authority, New York:
200,000	Revenue Bonds, Ser. A, AGM Insured, 5.00%, 11/15/36	A1	220,880
500,000	Revenue Bonds, Subser. C-1, 5.00%, 11/15/34	A1	562,820
100,000	New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds, Ser. 1, 4.00%, 7/15/36	Aa2	104,498
170,000	New York Convention Center Development Corp., Hotel Unit Fee Secured, Refunding Revenue Bonds, 5.00%, 11/15/40	Aa3	191,479
	New York State Dormitory Authority, Revenue Bonds:
100,000	Barnard College, Ser. A, 5.00%, 7/1/30	A1	114,639
100,000	Cornell University, Ser. A, 5.00%, 7/1/40	Aa1	105,756
50,000	Memorial Sloan-Kettering Cancer Center, 5.00%, 7/1/25	Aa3	54,968
500,000	State Personal Income Tax Education, Ser. B, 5.00%, 3/15/28	Aa1	512,340
150,000	State Personal Income Tax Revenues General Purpose, Ser. A, 4.50%, 3/15/35	Aa1	157,100
250,000	State Personal Income Tax Revenues General Purpose, Ser. A, 5.00%, 2/15/23	Aa1	282,557
150,000	State Personal Income Tax Revenues, Ser. B, Group C, 5.00%, 2/15/38	Aa1	168,165
500,000	New York State Environmental Facilities Corp., Revolving Funds Revenue Bonds, Ser. B, 5.00%, 6/15/28	Aaa	501,375
	New York State Urban Development Corp., State Personal Income Tax Revenue:
250,000	Revenue Bonds, Ser. A, 5.00%, 3/15/28	Aa1	290,225
135,000	Revenue Bonds, Ser. A, 5.00%, 3/15/29	Aa1	153,590
150,000	New York State, General Obligation Unlimited, Fiscal 2015, Ser. A, 5.00%, 8/1/26	Aa2	172,296
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Seventy-First Series, 4.00%, 7/15/38	Aa3	102,787
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Sixty-Sixth Series, General Obligation of Authority Insured, 5.00%, 7/15/33	Aa3	106,990
325,000	Port Authority of New York & New Jersey, Revenue Bonds, 194th Series, 5.00%, 10/15/41	Aa3	366,548
250,000	Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. B, 5.00%, 11/15/36	Aa3	288,455
85,000	Utility Debt Securitization Authority, Restructuring Refunding Revenue Bonds, Ser. A, 5.00%, 12/15/35	Aaa	98,113
			5,313,329
	NEW YORK CITY (5.6%)
250,000	City of New York, General Obligation Unlimited, Fiscal 2012, Ser. A-1, 5.00%, 8/1/32	Aa2	270,795
250,000	Housing Development Corp., Revenue Bonds, Ser. D-1-B, 4.20%, 5/1/37	Aa2	259,585
	Municipal Water Finance Authority, Water and Sewer System Revenue, Revenue Bonds:
100,000	Ser. DD, 5.00%, 6/15/34	Aa1	111,768
65,000	Ser. EE, 5.00%, 6/15/45	Aa1	72,786
60,000	Ser. FF, 5.00%, 6/15/45	Aa1	64,926
150,000	Municipal Water Finance Authority, Water and Sewer System Revenue, Second General Resolution Revenue Bonds, Ser. GG-1, 5.25%, 6/15/32	Aa1	155,010
	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds:
300,000	Fiscal 2011, Ser. D, 5.00%, 2/1/35	Aa1	320,544
See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.4%) (continued)
	NEW YORK CITY (5.6%) (continued)
$150,000	Subordinated Future Tax Secured, Ser. A, 5.00%, 5/1/30	Aa1	$154,388
120,000	Subordinated Future Tax Secured, Subser. A-1, 5.00%, 8/1/26	Aa1	139,015
150,000	Subordinated Future Tax Secured, Subser. B-1, 5.00%, 8/1/32	Aa1	173,237
200,000	Subser. A-1, 5.00%, 8/1/31	Aa1	227,544
200,000	Subser. B-1, 5.00%, 8/1/39	Aa1	224,430
250,000	Subser. E-1, 5.00%, 2/1/32	Aa1	286,577
245,000	Subser. E-1, 5.00%, 2/1/40	Aa1	276,394
250,000	Trust for Cultural Resources Revenue, Refunding Bonds, Museum of Modern Art, Ser. 1A, 5.00%, 4/1/28	Aa2	252,288
			2,989,287
	NORTH CAROLINA (3.1%)
100,000	City of Charlotte NC Airport Revenue, Revenue Bonds, Ser. A, 5.00%, 7/1/31	Aa3	117,647
305,000	Nash Health Care Systems Health Care Facilities Revenue, Revenue Bonds, 4.50%, 11/1/37	BBB+*	313,509
385,000	North Carolina Medical Care Commission, Refunding Revenue Bonds, Wakemed, Ser. A, 4.13%, 10/1/38	A2	399,322
150,000	North Carolina Medical Care Commission, Revenue Bonds, Duke University Health System, Ser. A, 5.00%, 6/1/42	Aa2	163,536
85,000	North Carolina Medical Care Commission, Revenue Bonds, Wake Forest Baptist Obligated Group, Ser. B, 5.00%, 12/1/24	A2	94,914
195,000	Raleigh Durham Airport Authority, Revenue Bonds, Ser. A, 5.00%, 5/1/36	Aa3	205,263
315,000	State of North Carolina Capital Improvement Obligation, Revenue Bonds, Ser. C, 3.50%, 5/1/27	Aa1	329,515
			1,623,706
	NORTH DAKOTA (0.9%)
290,000	City of Fargo, North Dakota, Improvement Refunding Bonds, General Obligation Unlimited, Ser. E, 5.00%, 5/1/25	Aa1	332,639
135,000	North Dakota Public Finance Authority, State Revolving Fund Program, Revenue Bonds, Ser. A, 5.00%, 10/1/26	Aaa	147,657
			480,296
	OHIO (2.2%)
$200,000	City of Akron, Ohio Community Learning Centers, Refunding Revenue Bonds, Ser. A, 5.00%, 12/1/28	AA+*	220,320
250,000	City of Cleveland, Ohio Water Pollution Control, Green Bonds, Revenue Bonds, 5.00%, 11/15/45	Aa3	279,315
80,000	City of Columbus, Ohio Library Fund Facilities Notes, Revenue Bonds, Unrefunded, Ser. 1, 5.00%, 12/1/23	**	86,130
325,000	Cleveland Department of Public Utilities Division of Water Revenue, Revenue Bonds, Senior Lien Ser. X, 3.63%, 1/1/37	Aa1	326,856
250,000	Country of Franklin, Ohio Hospital Facilities Revenue, Revenue Bonds, 5.00%, 5/15/45	Aa2	277,860
			1,190,481
	OKLAHOMA (0.5%)
250,000	Oklahoma Capital Improvement Authority, Revenue Bonds, 5.00%, 10/1/23	AA-*	273,357
	OREGON (0.3%)
150,000	Oregon State Department of Administrative Services Lottery Revenue, Revenue Bonds, Ser. D, 5.00%, 4/1/28	Aa2	173,843
	PENNSYLVANIA (4.5%)
200,000	Central Bradford Progress Authority, Guthrie Healthcare System, Revenue Bonds, 5.00%, 12/1/31	AA-*	218,096
500,000	Delaware River Pennsylvania, Joint Toll Bridge Commission, Revenue Bonds, 5.00%, 7/1/36	A1	572,380
500,000	Pennsylvania Higher Educational Facilities Authority, State System of Higher Education, Revenue Bonds, Ser. AS, 5.00%, 6/15/28	Aa3	575,215
100,000	Pennsylvania Infrastructure Investment Authority, Revenue Bonds, Ser. A, 4.00%, 5/15/32	AAA*	106,673
250,000	Pennsylvania Turnpike Commission, Motor License, Refunding Revenue Bonds, 5.00%, 12/1/35	A2	281,978
300,000	Pittsburgh Public Schools, General Obligation Limited, Ser. B, State Aid Withholding Insured, 4.00%, 9/1/22	Aa2	315,738
100,000	University of Pittsburgh-of the Commonwealth System of Higher Education, Capital Project Revenue Bonds, Ser. B, 5.00%, 9/15/19	Aa1	102,461
225,000	York County Pennsylvania, General Obligation Unlimited, 4.75%, 3/1/36	AA*	239,447
			2,411,988
See Notes to Financial Statements.

June 30, 2018

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.4%) (continued)
	SOUTH CAROLINA (2.8%)
$500,000	Charleston County South Carolina, Capital Improvement Transportation Sales Tax, General Obligation Unlimited, State Aid Withholding Insured, 4.00%, 11/1/29	Aaa	$534,195
350,000	Charleston South Carolina Waterworks & Sewer Revenue, Refunding and Capital Improvement Revenue Bonds, 5.00%, 1/1/35	Aaa	377,468
195,000	South Carolina Jobs-Economic Development Authority, Refunding and Improvement Revenue Bonds, Palmetto Health, 5.75%, 8/1/39	A*	203,652
325,000	South Carolina Public Service Authority, Revenue Bonds, Ser. A, 5.00%, 12/1/38	A1	353,506
			1,468,821
	TENNESSEE (0.9%)
100,000	City Of Memphis, Tennessee Gas System Revenue Bonds, 5.00%, 12/1/26	Aa1	118,606
250,000	Shelby County Health Educational & Housing Facilities Board, Revenue Bonds, Methodist Le Bonheur Healthcare, 5.00%, 5/1/42	A1	266,545
80,000	Tennessee Housing Development Agency, Revenue Bonds, Ser. 1C, 3.05%, 1/1/24	Aa1	81,175
			466,326
	TEXAS (8.4%)
170,000	Brushy Creek Regional Utility Authority, Inc., Water Treatment & Distributions Project, Revenue Bonds, 5.00%, 8/1/34	AA-*	193,703
	City of Arlington, Texas Special Tax Revenue, Refunding Bonds:
125,000	Prerefunded, 5.00%, 8/15/28	**	127,643
60,000	Prerefunded, 5.00%, 8/15/28	**	61,268
140,000	Unrefunded, 5.00%, 8/15/28	A1	143,003
65,000	City of Austin Texas, Water & Wastewater System Revenue, Revenue Bonds, 5.00%, 11/15/32	Aa2	70,896
160,000	City of Corpus Christi, Texas General Improvement Bonds, 5.00%, 3/1/24	Aa2	182,530
100,000	City of Dallas, Unrefunded General Obligation Limited, Refunding Bonds, 5.00%, 2/15/23	A1	109,644
160,000	City of El Paso Texas, Water & Sewer Revenue, Improvement Refunding Revenue Bonds, Ser. A, 5.00%, 3/1/23	AA+*	176,800
65,000	City of Houston Texas, Combined Utility System Revenue, Revenue Bonds, Ser. D, 5.00%, 11/15/42	AA*	71,483
	City of Houston, Texas Public Improvement, General Obligation Limited:
135,000	5.00%, 3/1/25	**	138,048
15,000	5.00%, 3/1/25	Aa3	15,325
125,000	City of Leander, Texas Certificates of Obligation, Parking Facility Improvements, General Obligation Limited, 5.00%, 8/15/32	Aa2	141,861
70,000	City of Lubbock, Texas Certificates of Obligation, Waterworks System, General Obligation Limited, 5.00%, 2/15/23	Aa2	78,754
150,000	City of San Antonio Texas, Electric & Gas Systems Revenue, Revenue Bonds, 5.00%, 2/1/39	Aa1	171,927
200,000	City of San Antonio Texas, Water System Revenue, Junior Lien, Refunding Revenue Bonds, Ser. B, 5.00%, 5/15/32	Aa2	227,574
275,000	Dallas Area Rapid Transit, Revenue Bonds, Ser. A, 5.00%, 12/1/36	Aa2	312,276
200,000	Harris County, Texas Unlimited Tax Road, General Obligation Unlimited, Ser. A, 5.00%, 10/1/28	Aaa	232,792
	Lower Colorado River Authority, Revenue Bonds:
250,000	Ser. A, 5.00%, 5/15/31	A1	277,255
250,000	Ser. B, 5.00%, 5/15/23	A2	282,502
200,000	Olmos Park Higher Education Facilities Corp., Refunding Revenue Bonds, University of the Incarnate Word, 5.00%, 12/1/23	A3	221,374
100,000	State of Texas, Transportation Commission, Highway Improvement, 5.00%, 4/1/25	Aaa	114,390
150,000	State of Texas, Water Financial Assistance, General Obligation Unlimited, Ser. A, 3.00%, 8/1/35	Aaa	143,780
275,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Ser. A, 5.00%, 11/15/38	Aa3	300,374
300,000	Texas City Independent School District, General Obligation Unlimited, PSF-GTD Insured, 5.00%, 8/15/24	Aaa	346,335
200,000	Texas Water Development Board, Revenue Bonds, Ser. A, 5.00%, 10/15/27	AAA*	233,532
100,000	Trinity River Authority Central Regional Wastewater System Revenue, Revenue Bonds, 5.00%, 8/1/33	AAA*	117,001
			4,492,070
See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.4%) (continued)
	VERMONT (0.9%)
$200,000	Vermont Educational & Health Buildings Financing Agency, Revenue Bonds, Saint Michael’s College, 5.00%, 10/1/42	Baa1	$208,280
250,000	Vermont Municipal Bond Bank, Revenue Bonds, Ser. 1, 5.00%, 12/1/29	Aa1	269,157
			477,437
	WASHINGTON (3.4%)
250,000	City of Seattle Washington, Limited Tax Improvement Bonds, General Obligation Limited, 4.25%, 3/1/28	Aaa	261,123
165,000	County of King Washington Refunding, General Obligation Limited, Ser. E, 5.00%, 12/1/30	Aaa	192,380
100,000	County of Pierce Washington, Sewer Revenue, Revenue Bonds, 4.00%, 8/1/37	Aa3	102,802
250,000	Port of Seattle Washington, Revenue Refunding Bonds, Ser. A, 5.00%, 8/1/33	A1	273,068
200,000	Seattle Museum Development Authority, Special Obligation Refunding Bonds, Municipal Government Guaranteed, 5.00%, 4/1/26	Aaa	229,360
350,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Ser. A, 4.25%, 10/1/37	Aa3	362,911
100,000	Washington State, Motor Vehicle Fuel Tax, General Obligation Unlimited, Ser. B, 5.00%, 7/1/24	Aa1	115,705
250,000	Washington State, Water Utility Improvements, General Obligation Unlimited, Ser. A, 5.00%, 8/1/37	Aa1	286,012
			1,823,361
	WISCONSIN (1.6%)
150,000	City of Madison Wisconsin Water Utility Revenue, Revenue Bonds, 4.00%, 1/1/32	Aa2	154,893
165,000	Wisconsin Department of Transportation, Revenue Bonds, Ser. 2, 5.00%, 7/1/24	Aa2	183,242
200,000	Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, Froedtert Health, Ser. A, 5.00%, 4/1/23	AA*	223,170
250,000	Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Ser. B, 5.00%, 2/15/24	A-*	271,208
			832,513
	WYOMING (0.4%)
220,000	Laramie County Wyoming, Revenue Bonds, Cheyenne Regional Medical Center Project, 5.00%, 5/1/42	A*	235,354
	TOTAL LONG-TERM MUNICIPAL SECURITIES (97.4%) (Cost $51,987,645)		$51,840,116
	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (2.6%)		1,375,244
	NET ASSETS (100.0%)		$53,215,360
*
Rated by Moody’s Investor Service except for those marked by an asterisk (*) which are rated by Standard & Poor’s.

**
Security no longer rated by Moody’s or Standard & Poor’s.

(1)
Zero coupon bond.

AGM
Assured Guaranty Municipal.

AMBAC
American Municipal Bond Assurance Corporation.

PSF-GTD
Permanent School Fund Guaranteed.

See Notes to Financial Statements.

June 30, 2018

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2018 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Long-Term Municipal Securities*	$—	$51,840,116	$—	$51,840,116
Total Investments in Securities	$—	$51,840,116	$—	$51,840,116
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at June 30, 2018 (unaudited)

	Value Line Core Bond Fund	The Value Line Tax Exempt Fund, Inc.
Assets:
Investments in securities, at value*	$62,879,302	$51,840,116
Cash	—	789,728
Interest receivable	411,824	662,558
Receivable for capital shares sold	30,000	10
Prepaid expenses	22,642	17,564
Receivable for securities lending income	224	—
Total Assets	63,343,992	53,309,976
Liabilities:
Payable upon return of securities on loan (Note 1F)	5,958,330	—
Dividends payable to shareholders	11,933	23,525
Payable for capital shares redeemed	6,192	7,273
Accrued expenses:
Advisory fee	4,806	15,186
Service and distribution plan fees	11,788	—
Directors’ fees and expenses	305	262
Custody and accounting fees	25,294	24,618
Printing and postage fees	14,035	8,096
Auditing and legal fees	9,309	8,605
Other	13,160	7,051
Total Liabilities	6,055,152	94,616
Net Assets	$57,288,840	$53,215,360
Net assets consist of:
Capital stock, at $0.01 par value (authorized unlimited shares and 65,000,000 shares, respectively)	$39,670	$55,108
Additional paid-in capital	59,228,878	53,335,598
Distributions in excess of net investment income	(40,690)	(20,940)
Accumulated net realized loss on investments	(1,374,426)	(6,877)
Net unrealized depreciation of:
Investments	(564,592)	(147,529)
Net Assets	$57,288,840	$53,215,360
Net Asset Value Per Share
Net Assets	$57,288,840	$53,215,360
Shares Outstanding	3,967,038	5,510,796
Net Asset Value, Offering and Redemption Price per Outstanding Share	$14.44	$9.66
* Includes securities on loan of	$6,435,548	$—
Cost of investments	$63,443,894	$51,987,645
See Notes to Financial Statements.

Statements of Operations
For the Six Months Ended June 30, 2018 (unaudited)

	Value Line Core Bond Fund	The Value Line Tax Exempt Fund, Inc.
Investment Income:
Interest	$932,797	$970,919
Securities lending income	2,114	—
Total Income	934,911	970,919
Expenses:
Advisory fees	112,647	100,946
Service and distribution plan fees	72,911	67,060
Custody and accounting fees	50,328	42,487
Transfer agent fees	43,142	22,058
Fund administration	18,298	18,298
Auditing and legal fees	13,382	9,387
Printing and postage	13,310	9,491
Registration and filing fees	8,440	12,210
Directors’ fees and expenses	5,624	5,134
Insurance fees	1,961	1,787
Compliance and tax service fees	1,232	1,113
Other	4,769	3,612
Total Expenses Before Fees Waived (See Note 5)	346,044	293,583
Less: Advisory Fees Waived and Expenses Reimbursed	(57,317)	—
Less: Service and Distribution Plan Fees Waived	—	(67,060)
Net Expenses	288,727	226,523
Net Investment Income	646,184	744,396
Net Realized and Unrealized Loss on Investments:
Net Realized Loss From:
Investments	(610,732)	(6,877)
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(1,357,038)	(1,135,951)
Net Realized Loss and Change in Net Unrealized Appreciation/(Depreciation) on Investments	(1,967,770)	(1,142,828)
Net Decrease in Net Assets from Operations	$(1,321,586)	$(398,432)
See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Six Months Ended June 30, 2018 (unaudited)
and for the Year Ended December 31, 2017

	Value Line Core Bond Fund
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$646,184	$1,292,613
Net realized gain/(loss) on investments and futures	(610,732)	11,176
Change in net unrealized appreciation/(depreciation) on investments and futures	(1,357,038)	893,268
Net increase/(decrease) in net assets from operations	(1,321,586)	2,197,057
Distributions to Shareholders from:
Net investment income	(693,193)	(1,442,581)
Total distributions	(693,193)	(1,442,581)
Share Transactions:
Proceeds from sale of shares	1,027,733	1,813,316
Proceeds from reinvestment of dividends to shareholders	621,917	1,289,368
Cost of shares redeemed	(3,932,056)	(8,699,843)
Net decrease in net assets from capital share transactions	(2,282,406)	(5,597,159)
Total decrease in net assets	(4,297,185)	(4,842,683)
Net Assets:
Beginning of period	61,586,025	66,428,708
End of period	$57,288,840	$61,586,025
Distributions in excess of net investment income, and undistributed net investment income included in net assets, at end of period	$(40,690)	$6,319
Capital Share Transactions:
Shares sold	70,463	121,277
Shares issued to shareholders in reinvestment of dividends	42,770	86,324
Shares redeemed	(269,729)	(582,487)
Net decrease	(156,496)	(374,886)
See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Six Months Ended June 30, 2018 (unaudited)
and for the Year Ended December 31, 2017

	The Value Line Tax Exempt Fund, Inc.
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$744,396	$1,566,907
Net realized gain/(loss) on investments	(6,877)	157,345
Change in net unrealized appreciation/(depreciation) on investments	(1,135,951)	551,496
Net increase/(decrease) in net assets from operations	(398,432)	2,275,748
Distributions to Shareholders from:
Net investment income	(744,396)	(1,566,908)
Total distributions	(744,396)	(1,566,908)
Share Transactions:
Proceeds from sale of shares	209,251	780,555
Proceeds from reinvestment of dividends to shareholders	603,815	1,277,488
Cost of shares redeemed	(2,617,750)	(9,400,690)
Net decrease in net assets from capital share transactions	(1,804,684)	(7,342,647)
Total decrease in net assets	(2,947,512)	(6,633,807)
Net Assets:
Beginning of period	56,162,872	62,796,679
End of period	$53,215,360	$56,162,872
Distributions in excess of net investment income included in net assets, at end of period	$(20,940)	$(20,940)
Capital Share Transactions:
Shares sold	21,523	79,373
Shares issued to shareholders in reinvestment of dividends	62,455	129,585
Shares redeemed	(269,995)	(955,662)
Net decrease	(186,017)	(746,704)
See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Core Bond Fund
	Six Months Ended June 30, 2018 (unaudited)	Years Ended December 31,				Period Ended December 31,	Year Ended January 31,
		2017	2016	2015	2014(1)	2013(2)	2013
Net asset value, beginning of period	$14.94	$14.77	$14.71	$14.94	$14.55	$15.21	$14.76
Income/(loss) from investment operations:
Net investment income	0.16	0.34	0.26	0.26	0.27	0.18	0.78
Net gains/(losses) on securities (both realized and unrealized)	(0.49)	0.17	0.06	(0.23)	0.38	(0.66)	0.45
Total from investment operations	(0.33)	0.51	0.32	0.03	0.65	(0.48)	1.23
Redemption fees	—	—	—	—	—	—	0.00(3)
Less distributions:
Dividends from net investment income	(0.17)	(0.34)	(0.26)	(0.26)	(0.26)	(0.15)	(0.78)
Distributions from net realized gains	—	—	—	—	—	—	(0.00)(3)
Distributions from return of capital	—	—	—	—	—	(0.03)	—
Total distributions	(0.17)	(0.34)	(0.26)	(0.26)	(0.26)	(0.18)	(0.78)
Net asset value, end of period	$14.44	$14.94	$14.77	$14.71	$14.94	$14.55	$15.21
Total return	(2.19)%(4)	3.47%	2.16%	0.22%	4.49%	(3.13)%(4)	8.49%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$57,289	$61,586	$66,429	$72,074	$79,297	$85,045	$30,550
Ratio of gross expenses to average net assets*	1.19%(5)	1.22%	1.20%	1.17%	1.26%	1.30%(5)	1.62%
Ratio of net expenses to average net assets**	0.99%(5)	0.99%	0.99%	0.89%	1.01%	1.15%(5)	1.32%
Ratio of net investment income to average net assets	2.22%(5)	2.01%	1.74%	1.75%	1.96%	1.17%(5)	5.18%
Portfolio turnover rate	61%(4)	35%	32%	34%	111%	61%(4)	103%
*
Ratio reflects expenses grossed up for the waiver of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor.

**
Ratio reflects expenses net of the waiver/reimbursement of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor.

(1)
A 3 to 1 reverse stock split occurred on October 17, 2014. The 3 to 1 reverse stock split has been retroactively applied to the per share data listed above that occurred prior to October 17, 2014.

(2)
Period from February 1, 2013 to December 31, 2013.

(3)
Amount is less than $.01 per share.

(4)
Not annualized.

(5)
Annualized.

See Notes to Financial Statements.

Selected data for a share of capital stock outstanding throughout each period:
	The Value Line Tax Exempt Fund, Inc.
	Six Months Ended June 30, 2018 (unaudited)	Years Ended December 31,			Period Ended December 31,	Year Ended February 28
		2017	2016	2015	2014(1)	2014	2013
Net asset value, beginning of period	$9.86	$9.75	$10.06	$10.08	$9.87	$10.31	$10.14
Income/(loss) from investment operations:
Net investment income	0.13	0.26	0.28	0.27	0.22	0.27	0.26
Net gains/(losses) on securities (both realized and unrealized)	(0.20)	0.11	(0.31)	(0.02)	0.21	(0.44)	0.17
Total from investment operations	(0.07)	0.37	(0.03)	0.25	0.43	(0.17)	0.43
Less distributions:
Dividends from net investment income	(0.13)	(0.26)	(0.28)	(0.27)	(0.22)	(0.27)	(0.26)
Net asset value, end of period	$9.66	$9.86	$9.75	$10.06	$10.08	$9.87	$10.31
Total return	(0.67)%(2)	3.86%	(0.38)%	2.54%	4.38%(2)	(1.55)%	4.33%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$53,215	$56,163	$62,797	$69,039	$75,533	$78,045	$91,124
Ratio of gross expenses to average net assets*	1.09%(3)	1.10%	0.99%	1.11%	1.19%(3)	1.08%	1.24%
Ratio of net expenses to average net assets**	0.84%(3)	0.85%	0.74%	0.86%	0.94%(3)	0.83%	0.99%
Ratio of net investment income to average net assets	2.78%(3)	2.67%	2.75%	2.71%	2.61%(3)	2.79%	2.58%
Portfolio turnover rate	1%(2)	10%	18%	6%	4%(2)	11%	28%
*
Ratio reflects expenses grossed up for the waiver of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor.

**
Ratio reflects expenses net of the waiver/reimbursement of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor.

(1)
Period from March 1, 2014 to December 31, 2014.

(2)
Not annualized.

(3)
Annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1.   Significant Accounting Policies
Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The primary investment objective of the Value Line Core Bond Fund is to maximize current income. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The primary investment objective of The Value Line Tax Exempt Fund, Inc. is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal by investing primarily in investment-grade municipal securities. The Value Line Family of Funds (the “Value Line Funds”) is a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the fund’s total net assets by the fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the NYSE on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Funds’ valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require

June 30, 2018

additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.
For the six months ended June 30, 2018, there were no transfers among levels or each Fund.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
During the six months ended June 30, 2018, there were no Level 3 investments in either Fund. The Schedule of Investments includes a breakdown of the Funds’ investments by category.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to their shareholders. Therefore, no provision for federal income tax is required.
As of June 30, 2018, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Distributions:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first-in first-out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.
The dividends and distributions were as follows:
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Value Line Core Bond Fund
Dividends per share from net investment income	$0.1725	$0.3388
The Value Line Tax Exempt Fund, Inc.
Dividends per share from net investment income	$0.1333	$0.2628

Notes to Financial Statements (continued)

The Value Line Core Bond Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Funds may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Funds as a purchase transaction and a sale transaction in which the Funds realize a gain or loss. The Funds’ use of TBA rolls may cause the Funds to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
The Value Line Core Bond Fund may invest in Treasury Inflation-Protection Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statements of Operations.
Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. declares and pays dividends monthly. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code.
(E) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(F) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Value Line Core Bond Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in “Securities lending income” in the Statements of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund may enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.

June 30, 2018

As of June 30, 2018, the Funds were not invested in joint repurchase agreements.
As of June 30, 2018, the Value Line Core Bond Fund loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral*	Total Collateral (including Calculated Mark)**
Value Line Core Bond Fund	$6,435,548	$6,575,460	$6,569,395
*
Value Line Core Bond Fund received cash collateral of  $5,958,330, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, Value Line Core Bond Fund received non-cash collateral of  $617,130, in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.

**
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Fund as of the next business day.

The following table represents the amount of payables for cash collateral received on securities on loan as shown on the Statement of Assets and Liabilities for the six months ended June 30, 2018.
	Remaining Contractual Maturity of the Agreements As of June 30, 2018
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Exchange Traded Fund	$217,500	$—	$—	$—	$217,500
Corporate Bonds & Notes	806,790	—	—	—	806,790
U.S. Treasury Obligations	4,934,040	—	—	—	4,934,040
Total Borrowings	$5,958,330	$—	$—	$—	$5,958,330
Gross amount of recognized liabilities for securities lending transactions					$5,958,330
(G) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Notes to Financial Statements (continued)

3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments for the six months ended June 30, 2018, were as follows:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
Value Line Core Bond Fund	$19,813,644	$25,794,708	$16,163,367	$11,081,126
The Value Line Tax Exempt Fund, Inc.	469,711	2,367,262	—	—
4.   Income Taxes
At June 30, 2018, information on the tax components of capital is as follows:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments
Value Line Core Bond Fund	$63,443,894	$440,131	$(1,004,723)	$(564,592)
The Value Line Tax Exempt Fund, Inc.	51,987,645	713,709	(861,238)	(147,529)
5.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
Effective January 1, 2018, the advisory fee was reduced following the unbundling of its fee from amounts payable for administration and accounting services provided by the Fund’s custodian. For the Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. advisory fees were computed at an annual rate of 0.39% of the Funds’ average daily net assets during the period, prior to any fee waivers. The Funds’ advisory fees are paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Funds. The Adviser also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their salaries. The Adviser has no right to recoup previously contractually waived amounts prior to July 15, 2015. For the six months ended June 30, 2018, the below Advisory fees were paid or payable to the Adviser and waived by the Adviser:
Fund	Advisory Fee	Waived Amount
Value Line Core Bond Fund	$112,647	$57,317
The Value Line Tax Exempt Fund, Inc.	100,946	—
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets. The Distributor has no right to recoup previously contractually waived amounts. For the six months ended June 30, 2018, the below 12b-1 fees were paid or payable to the Distributor and waived by the Distributor:
Fund	Distribution & Service Fees	Waived Amount
Value Line Core Bond Fund	$72,911	$—
The Value Line Tax Exempt Fund, Inc.	67,060	67,060
Effective July 15, 2015 the management fee waiver was discontinued and replaced by the Expense Limitation for the Value Line Core Bond Fund. The Adviser and the Distributor have agreed to waive a portion of their advisory and Rule 12b-1 fee and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent

June 30, 2018

necessary to limit the Fund’s total annual operating expenses (other than those attributable to interest, taxes, brokerage and futures commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.99% of the Fund’s average daily net assets (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2019 only with the agreement of the Fund’s Board. For the six months ended June 30, 2018 the Adviser waived fees in the amount of  $57,317. As of June 30, 2018, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Value Line Core Bond Fund
Expiration	Fees Waived and Reimbursed by the Adviser
December 31, 2018	$78,033
December 31, 2019	146,308
December 31, 2020	146,933
December 31, 2021	57,317
During the six months ended June 30, 2018, the Fund did not make any repayments to the Adviser and Distributor for previously waived and reimbursed fees.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (January 1, 2018 through June 30, 2018).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period 1/1/18 thru 06/30/18*
Actual
Value Line Core Bond Fund	$1,000.00	$978.10	$4.86
The Value Line Tax Exempt Fund, Inc.	$1,000.00	$993.30	$4.15
Hypothetical (5% return before expenses)
Value Line Core Bond Fund	$1,000.00	$1,019.89	$4.96
The Value Line Tax Exempt Fund, Inc.	$1,000.00	$1,020.63	$4.21
*
Expenses are equal to the Funds’ annualized expense ratio of 0.99% and 0.84%, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period. These expense ratios may differ from the expense ratios shown in the Financial Highlights.

Semi-Annual Report

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE
OF THE INVESTMENT ADVISORY AGREEMENT FOR VALUE LINE CORE
BOND FUND AND THE VALUE LINE TAX EXEMPT FUND, INC.
The Investment Company Act of 1940 (the “1940 Act”) requires the Boards of Directors (the “Board”) of Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (each, a “Fund” and together, the “Funds”), including a majority of each Board’s Trustees or Directors, as applicable, who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of each Fund’s investment advisory agreement (each, an “Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
As part of the process in considering the continuance of each Fund’s Agreement, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of such Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of each Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Funds and any officers of the Adviser. In considering the continuance of each Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.
Both in the meeting specifically focused upon the review of the Agreements and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreements. These materials included information for each Fund regarding, among other things: (i) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Morningstar, Inc., an independent evaluation service (“Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under each Fund’s Agreement. In a separate executive session, the Independent Directors reviewed information for each Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying a Fund within a Category, Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Morningstar’s methodology with the objective to permit meaningful comparisons. Morningstar classified the Value Line Core Bond Fund within its Intermediate-Term Bond category and The Value Line Tax Exempt Fund, Inc. within its Muni National Long category.
In preparing a Peer Group for each Fund, Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying a Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Morningstar prepared the Peer Group for the Value Line Core Bond Fund consisting of 10 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund and the Peer Group for The Value Line Tax Exempt Fund, Inc. consisting of 9 other retail funds with similar investment style, expense structure and asset size as the Fund. The Peer Group for The Value Line Tax Exempt Fund, Inc. was selected from amongst funds lacking a Rule 12b-1 fee because the Distributor has for a number of years waived such fee for the Fund.
In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for each Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; (d) each Fund’s potential for achieving economies of scale; and (e) potential “fall-out” benefits to the Adviser. In support of its review of the statistical information, the Board discussed with Morningstar the description of the methodology used by Morningstar to determine each Fund’s Peer Group and Category and the results of the statistical information prepared by Morningstar.
The Board observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that each Fund’s shareholders have chosen to invest in the Fund.

Semi-Annual Report  (continued)

The following summarizes matters considered by the Board in connection with its continuance of each of the Agreements. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed each Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index, including considering as appropriate their respective relative risk profiles.
Value Line Core Bond Fund.   The Board reviewed the Fund’s overall investment performance for various periods of time and compared it to the performance of the Peer Group and Category since the change in the Fund’s investment approach from a high yield fund to a core bond fund on December 3, 2012, which the Board determined was the most relevant time period for these purposes. The Board noted that the Fund’s performance was below the Peer Group and Category median as well as the benchmark index for the one-year period, three-year period and five-year period ended March 31, 2018 and discussed with the Adviser the reasons for the underperformance. The Board also noted that the Fund outperformed the Peer Group and Category median as well as the benchmark index for the ten-year period ended March 31, 2018.
The Value Line Tax Exempt Fund, Inc.   The Board noted that the Fund underperformed the Peer Group and Category medians and the benchmark index for the one-year, three-year, five-year, and ten-year periods ended March 31, 2018. The Board noted that the Fund held a higher allocation of AAA-rated investments than most of the other funds in its Peer Group and Category. The Adviser stated that its conservative bias accounts for a portion of the comparatively lower returns of the Fund during periods in which risk was rewarded in the tax-exempt market (such as for the five years ended March 31, 2018). The Board discussed with the Adviser the attribution for such underperformance.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of each Fund’s portfolio, seeking to achieve the applicable Fund’s investment objectives and adhering to such Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of each Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without additional cost beyond amounts required to be paid under the Adviser’s charter document. The Board concluded that each Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under each Fund’s Agreement relative to the advisory fee rate applicable to the funds in such Fund’s Peer Group and Category before applicable fee waivers. After a review of the information provided to the Board, the Board concluded that each Fund’s fee rate under its Agreement for compensation for the services provided and costs borne by the Adviser was satisfactory for the purpose of approving continuance of such Agreement.
Value Line Core Bond Fund.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate was higher than the median advisory fee rate of the Peer Group, but lower than that of the Category.
The Value Line Tax Exempt Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate was less than the median advisory fee rates of both the Peer Group and Category.
Expenses.   The Board also considered each Fund’s total expense ratio relative to its Peer Group and Category medians. After a review of the information provided to the Board, the Board concluded that each Fund’s average expense ratio was satisfactory for the purpose of approving continuance of the Fund’s Agreement.
Value Line Core Bond Fund.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was higher than that of the Peer Group and Category medians both before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group and Category. The Adviser, the Distributor, and the Board agreed to continue the Fund’s existing expense limitation agreement pursuant to which the Adviser and the Distributor waive a proportionate amount of their advisory fees and Rule 12b-1 fees, respectively, and the Adviser further reimburses certain expenses of the Fund, to the extent necessary to contractually limit the Fund’s total annual operating expenses (other than those attributable to interest, taxes, brokerage and futures commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.99% of the Fund’s average daily net assets (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within three years after the end of the fiscal year in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2019 only with the agreement of the Fund’s Board.
The Value Line Tax Exempt Fund, Inc.   The Distributor and the Board agreed that the Distributor will continue the existing contractual waiver of the Fund’s Rule 12b-1 fee which effectively reduces the Fund’s Rule 12b-1 fee rate from 0.25% to 0% of the Fund’s average daily net assets through June 30, 2019. Such waiver cannot be changed during the contractual waiver period without the approval of the Board and the Distributor. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was higher than that of the Peer Group and Category medians, before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group and Category.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Funds’ overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with each of the Funds, such as a more robust website. The Board reviewed the services provided by the Adviser and the Distributor in supervising the Fund’s third-party service providers. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to each Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to each Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to each Fund, including the financial results derived from each Fund’s Agreement, was within a range the Board considered reasonable in the overall context of its consideration of the continuance of the Agreements.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with each Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Funds.
Economies of Scale.   The Board considered that, given both the current and anticipated size of each Fund, any perceived and potential economies of scale were not yet a significant consideration for either Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Funds.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of each Fund’s Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which each Fund pays a fee to the Adviser under its Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that each Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue each Agreement.

The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.
Strategies That Have Stood the Test of Time

1950	Value Line Mid Cap Focused Fund seeks long-term growth of capital.
1952	Value Line Capital Appreciation Fund** seeks income, as high and dependable as is consistent with reasonable risk.
1956	Value Line Premier Growth Fund seeks long-term growth of capital.
1972	Value Line Larger Companies Focused Fund's sole investment objective is long-term growth of capital.
1983	**Value Line Centurion Fund**† seeks long-term growth of capital.
1984	The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective.
1986	Value Line Core Bond Fund seeks to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective.
1987	**Value Line Strategic Asset Management Trust**† seeks to achieve a high total investment return consistent with reasonable risk.
1993	Value Line Small Cap Opportunities Fund seeks long-term growth of capital.
1993	Value Line Asset Allocation Fund seeks to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by the Adviser.
2014	**Value Line VIP Equity Advantage Fund** seeks capital appreciation. Current income is a secondary investment objective.
2015	Institutional shares launched for the Value Line Larger Companies Focused Fund, Small Cap Opportunities Fund, Asset Allocation Fund and Capital Appreciation Fund**.
2017	Institutional shares launched for Value Line Mid Cap Focused Fund.

*
Offered as an investment option to owners of the Guardian ProSeriesSM Variable Annuities issued by The Guardian Insurance & Annuity Company, Inc.

**
Formerly Value Line Income and Growth Fund.

†
Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.COE

(b)	(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	September 6, 2018